                                                                  CONFORMED COPY
                                                                 NEW SOUTH WALES
                                                              STAMP DUTY PAID $2
--------------------------------------------------------------------------------

                            BILL FACILITY AGREEMENT

--------------------------------------------------------------------------------

AGREEMENT dated                17 October                   1997 between:

1. CASE CREDIT AUSTRALIA PTY LIMITED (ACN 069 132 396) incorporated in Victoria, with its principal place of business at 31-67 Kurrajong Avenue, St Marys, New South Wales (the BORROWER);

2. EACH BANK OR FINANCIAL INSTITUTION named in the schedule (each, a PARTICIPANT); and

3. NATIONAL AUSTRALIA BANK LIMITED (ACN 004 044 937) of Level 26, 255 George Street, Sydney as agent for the Participants (in this capacity, the AGENT).

RECITAL

The Borrower and the Guarantor have requested the Agent and the Participants to provide the Borrower with a bill acceptance and discount facility of an amount up to A$400,000,000.

IT IS AGREED as follows.

1.    DEFINITIONS AND INTERPRETATION

1.1   DEFINITIONS

      The following definitions apply unless the context requires otherwise.

      ACCOUNTS means profit and loss accounts, balance sheets and cashflow statements together with any statements, reports (including any directors' and auditors' reports) and notes attached to or intended to be read with any of them.

      AFFILIATE means, in relation to any person, any other person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with that person. For the purposes of this definition, control of a person means the power, directly or indirectly, either to:

      (a) vote 10% or more of the securities or other equity interests having ordinary voting power for the election of directors or other governing bodies of that person; or

      (b) direct or cause the direction of the management and policies of the person, whether by contract or otherwise.

      ASSOCIATE of an entity means a RELATED PARTY as defined in s243F of the Corporations Law.

                                                                          Page 2
--------------------------------------------------------------------------------

      AUTHORISATION includes:

      (a) any consent, authorisation, registration, filing, lodgement, agreement, notarisation, certificate, permission, licence, approval, authority or exemption from, by or with a Government Agency; or

      (b) in relation to anything which will be fully or partly prohibited or restricted by law if a Government Agency intervenes or acts in any way within a specified period after lodgement, filing, registration or notification, the expiry of that period without intervention or action.

      AUTHORISED OFFICER means:

      (a) in respect of the Borrower, any director or secretary of the Borrower, the Treasurer of the Guarantor, or any person from time to time nominated as an Authorised Officer by the Borrower by a notice to the Agent accompanied by certified copies of signatures of all new persons so appointed; and

      (b) in respect of the Agent or a Participant, any person whose title or acting title includes the word MANAGER or PRESIDENT or cognate expressions, or any secretary or director.

      BBR for a period is:

      (a) the Reuters screen page BBSY bid rate for that period at about 10.15am on the first day of that period, or if there is none, the rate selected by the Agent as equivalent; or

      (b) in the case of a Participant's participation in any Same Day Segment, that Participant's bank bill rate for that period on the first day of that period.

      Rates will be rounded upward if necessary to 3 decimal places.

      BILL means a BILL OF EXCHANGE as defined in the Bills of Exchange Act 1909 which is, or is to be, accepted or discounted under this Agreement.

      BUSINESS DAY means a weekday on which banks are open for business in Sydney and Melbourne.

      CASE VENDOR FINANCING means financing which is provided by a person other than Case Corporation Pty Limited or any of its Subsidiaries or Affiliates, to a customer of Case Corporation Pty Limited or of any of its Subsidiaries or Affiliates.

      COMMITMENT in relation to a Participant for Tranche A means the amount against its name in column 3 of the schedule and for Tranche B means the amount against its name in column 4 of the schedule, as reduced or cancelled under this Agreement.

      CONTRACTUAL OBLIGATION means, in relation to any person, any provision of any security issued by that person or of any agreement, instrument or other undertaking to which the person is a party or by which it or any of its property is bound.

      DRAWDOWN DATE means the date on which any accommodation under this Agreement is or is to be drawn.

      DRAWDOWN NOTICE means a notice under clause 5.

                                                                          Page 3
--------------------------------------------------------------------------------

      EVENT OF DEFAULT means any of the events specified in clause 17.1.

      FINANCING LEASE means any lease of property, real or personal, in respect of which the lessee's obligations are required, in accordance with current accounting practice, to be capitalised on the lessee's balance sheet.

      FUNDING PERIOD means the term of the Bills comprising a Segment. That period commences on the Drawdown Date of that Segment and has a duration selected under clause 7.

      GOVERNMENT AGENCY means any government or any governmental, semi-governmental or judicial entity or authority. It also includes any self-regulatory organisation established under statute or any stock exchange.

      GROUP means the Borrower and each of its Subsidiaries from time to time. GROUP MEMBER means any of them.

      GUARANTEE means any guarantee, indemnity, letter of comfort or other assurance against loss. It includes any obligation to be responsible for the solvency or financial condition of another party, or for payment of Indebtedness of another party, either directly or indirectly (for example, by acquiring the Indebtedness).

      GUARANTEE DEED POLL means the guarantee and negative pledge deed poll dated on or about the date of this Agreement by the Guarantor in favour of, among others, the Indemnified Parties.

      GUARANTEE OBLIGATION in relation to any person (the GUARANTEEING PERSON) means, without duplication, any obligation of:

      (a)    the guaranteeing person; or

      (b) another person (including any bank under any letter of credit) the creation of which was induced by the guaranteeing person issuing a reimbursement, counter indemnity or similar obligation,

      in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the PRIMARY OBLIGATIONS) of any person (the PRIMARY OBLIGOR) in any manner, whether directly or indirectly. It includes an obligation of the guaranteeing person, whether or not contingent:

      (i) to purchase any such primary obligation or any property constituting direct or indirect security for it;

      (ii) to advance or supply funds for the purchase or payment of any such primary obligation or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor;

      (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of the primary obligation; or

      (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect of it.

                                                                          Page 4
--------------------------------------------------------------------------------

     It does not include endorsement of instruments for deposit or collection in the ordinary course of business or obligations in respect of trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices.

     Without limiting any Guarantee given in respect of the Secured Money, the amount of any Guarantee Obligation of any GUARANTEEING PERSON will be taken to be the lower of:

     (A) an amount equal to the stated or determinable amount of the PRIMARY OBLIGATION in respect of which the Guarantee Obligation is made; and

     (B) the maximum amount for which the guaranteeing person may be liable under the terms of the instrument embodying the Guarantee Obligation,

     unless the primary obligation and the maximum amount for which the guaranteeing person may be liable are not stated or determinable, in which case the amount of the Guarantee Obligation will be the guaranteeing person's maximum reasonably anticipated liability in respect of it as determined by the Borrower in good faith.

     GUARANTOR means Case Credit Corporation, a company incorporated in Delaware with its principal office at 233 Lake Street, Racine, Wisconsin, 53403, USA.

     INDEBTEDNESS in relation to any person at any time, means, without duplication:

     (a) all indebtedness of the person for borrowed money or for the deferred purchase price of property or services (other than trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices);

     (b) any other indebtedness of the person which is evidenced by a note, bond, debenture or similar instrument;

     (c)    all obligations of the person as lessee under Financing Leases;

     (d) the discounted amount of all obligations of the person in respect of acceptances issued or created for the account of the person;

     (e) all liabilities secured by any Lien on any property owned by the person even though the person has not assumed or otherwise become liable for the payment of it;

     (f)    all net liabilities of the person in respect of Interest Rate
            Agreements;

     (g) all Guarantee Obligations in respect of Indebtedness referred to in the preceding paragraphs of this definition; and

     (h) if the person is the Borrower or any of its Subsidiaries, all obligations of that person incurred in connection with any securitisation or other asset-backed financing of Receivables, to the extent those obligations are excluded from the definition of Permitted Securitisation Obligations by operation of the proviso to that definition.

     Despite the above, Permitted Vendor Financing Obligations do not constitute Indebtedness under this definition.

                                                                          Page 5
--------------------------------------------------------------------------------

     INDEMNIFIED PARTY means the Agent or a Participant.

     INTEREST RATE AGREEMENT means any interest rate protection agreement, interest rate future, interest rate option, interest rate cap or other interest rate hedge arrangement.

     LIEN means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatever (including any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the above).

     LIQUIDATION includes receivership, compromise, arrangement, amalgamation, administration, reconstruction, winding up, dissolution, assignment for the benefit of creditors, bankruptcy or death.

     MAJORITY PARTICIPANTS means Participants whose Commitments are two thirds or more of the sum of the Commitments.

     MARGIN:

     (a)    in respect of Tranche A, means:

            (ii) until the first anniversary of the date of this Agreement, 0.185% per annum; and

            (iii) afterwards, the same rate per cent per annum as applies from time to time under paragraph (b);

     (b) in respect of Tranche B, will vary depending on the long term debt rating of the Guarantor by Standard & Poors and Moody's Investors Service Pty Ltd and will be the figure which corresponds to the relevant long term debt rating below:

            LONG TERM DEBT RATING               MARGIN
            S&P/MOODY'S

            A/A2                                0.155%
            A-/A3                               0.170%
            BBB+/Baa1                           0.200%
            BBB/Baa2                            0.250%
            BBB-/Baa3                           0.275%
            BB+/Ba                              0.425%
            BB/Baa2 or lower                    0.575%

            Where the ratings of those agencies do not coincide, the Margin corresponding to the higher of those ratings will apply.

     MARKETABLE SECURITY has the meaning given in the Corporations Law, but also includes a document referred to in the exceptions to the definition of DEBENTURE in the Corporations Law.

     MATERIAL ADVERSE EFFECT means a material adverse effect on:

     (a) the business, operations, property or condition (financial or otherwise) of the Group;

                                                                          Page 6
--------------------------------------------------------------------------------

     (b) the ability of the Borrower or the Guarantor to perform its obligations under this Agreement or any other Transaction Document; or

     (c) the rights or remedies of the Agent or Participants under the Transaction Documents.

     MATERIAL SUBSIDIARY means any Subsidiary of the Borrower whose assets or revenues (excluding inter-company receivables and revenues that would be eliminated upon consolidation in accordance with current accounting practice) are, at the time of determination, equal to or greater than 10% of the assets or revenues (excluding inter-company receivables and revenues that would be eliminated upon consolidation in accordance with current accounting practice), respectively, of the Borrower at such time.

     PERMITTED SECURITISATION OBLIGATIONS means obligations of the Borrower or any of its Subsidiaries incurred in connection with any securitisation or other asset-backed financing of Receivables; except that, if:

     (a) there is recourse to the Borrower or any of its Subsidiaries (other than a Special Purpose Subsidiary) for failure to pay or otherwise perform any of those obligations;

     (b) that failure arises as a result of credit defaults by the debtors in respect of those Receivables; and

     (c) that recourse is not limited to the Receivables and the Receivables Related Assets (or undivided or beneficial interests in them) which are the subject of such securitisation or other asset-backed financing, then those obligations will not be considered Permitted Securitisation Obligations within the meaning of this definition to the extent that, in accordance with current accounting practice, the obligations would be required to be included as a liability on a consolidated balance sheet of the Group.

     PERMITTED VENDOR FINANCING OBLIGATIONS means any Guarantee Obligation of the Group in respect of Case Vendor Financing, but only to the extent that the underlying principal amount of the Indebtedness subject to the Guarantee Obligation is secured or otherwise funded by the Group with cash or other marketable instruments (including pledges of deposit accounts, notes, bonds, certificates of deposit or other documents or instruments).

     POTENTIAL EVENT OF DEFAULT means anything which with notice, time or both would become an Event of Default.

     PRINCIPAL OUTSTANDING means the total principal amount of all outstanding Segments.

     RECEIVABLES means any right of payment from or on behalf of any obligor, whether constituting an account, chattel paper, instrument, general intangible or otherwise, arising from the financing by the Borrower or any of its Subsidiaries of property or services, and money due under them, security interests in the property and services financed by them and all other related rights.

     RECEIVABLES RELATED ASSETS means in connection with any securitisation or other asset-backed financing of, or other sale, transfer or disposition of, Receivables, the collective reference to:

                                                                          Page 7
--------------------------------------------------------------------------------

     (a) any rights arising under the documentation governing or relating to those Receivables (including rights in respect of Liens securing the Receivables and other credit support in respect of them);

     (b) any proceeds of the Receivables and any locked boxes or accounts in which those proceeds are deposited;

     (c) spread accounts and other similar accounts (and any amounts on deposit in them) established in connection with that securitisation or asset-backed financing; and

     (d) any warranty, indemnity, dilution and other intercompany claim arising out of the documentation evidencing that securitisation or asset-backed financing.

     RELATED ENTITY means an entity which is related within the meaning of s50 of the Corporations Law, but as if BODY CORPORATE includes any entity.

     RELEVANT COMPANY means:

     (a)   the Borrower or any of its Subsidiaries; or

     (b) the Guarantor or another person who gives or creates a Guarantee or Lien which secures any Secured Money.

     REPAYMENT DATE means:

     (a) for Tranche A, the date which is 364 days after the date of this Agreement or any later date agreed from time to time in accordance with clause 4.4; and

     (b)    for Tranche B, the fifth anniversary of the date of this Agreement.

     REQUIREMENT OF LAW means, in relation to any person, the certificate of incorporation and by-laws or other organisational or governing documents of that person, and any law, treaty, rule, guideline or regulation or determination of an arbitrator or a court or other Government Agency, in each case applicable to or binding on that person or any of its material property or to which that person or any of its material property is subject.

     REVOLVING CREDIT AGREEMENT means the revolving credit and guarantee agreement dated as of 23 August 1996 between the Guarantor as a Borrower, The Chase Manhattan Bank as Administrative Agent and the other Borrowers, Lenders, Co-Agents and Lead Managers named in it.

     SAME DAY SEGMENT means a Segment of Tranche A which is drawn on a SAME DAY BASIS as permitted by clause 5.2.

     SECURED MONEY means all money which the Borrower (whether alone or not) is or at any time may become actually or contingently liable to pay to or for the account of an Indemnified Party (whether alone or not) for any reason whatever under or in connection with a Transaction Document.

     It includes money by way of principal, interest, fees, costs, indemnities, charges, duties or expenses or payment of liquidated or unliquidated damages under or in connection with a Transaction Document, or as a result of a breach of or default under or in connection with a Transaction Document.

                                                                          Page 8
--------------------------------------------------------------------------------

     Where the Borrower would have been liable but for its Liquidation, it will be taken still to be liable.

     SEGMENT means all Bills accepted or to be accepted under this Agreement which comprise the same Tranche and have the same date and term and all loans taken to be made under clause 10.2 in relation to those Bills.

     SHARE of a Participant, in respect of a Segment, means the proportion of that Participant's participation in that Segment to the amount of the Segment. That proportion will be determined under clause 3.2.

     SPECIAL PURPOSE SUBSIDIARY means any wholly owned Subsidiary of the Borrower which is:

     (a) formed for the purpose of effecting a securitisation or other asset-backed financing of Receivables and engaging in other reasonably related activities; and

     (b) structured as a BANKRUPTCY-REMOTE SUBSIDIARY in accordance with customary practices in the asset-backed securitisation market.

     SUBSIDIARY has the meaning given in the Corporations Law, but an entity will also be taken to be a Subsidiary of an entity if it is controlled by that entity (expressions used in this paragraph have the meanings given for the purposes of Parts 3.6 and 3.7 of the Corporations Law) and, without limitation:

     (a) a trust may be a Subsidiary, for the purposes of which a unit or other beneficial interest will be regarded as a share; and

     (b) an entity may be a Subsidiary of a trust if it would have been a Subsidiary if that trust were a corporation.

     SUPPORT AGREEMENT means the Support Agreement dated 10 January 1996 between Case Corporation and the Guarantor.

     TAX means any tax, levy, impost, deduction, charge, rate, duty, compulsory loan or withholding which is levied or imposed by a Government Agency, and any related interest, penalty, charge, fee or other amount.

     THRESHOLD AMOUNT means US$60,000,000.

     TRANCHE means Tranche A or Tranche B.

     TRANCHE A means financial accommodation provided or to be provided under this Agreement which is requested as Tranche A in the relevant Drawdown Notice.

     TRANCHE B means financial accommodation provided or to be provided under this Agreement which is requested as Tranche B in the relevant Drawdown Notice.

     TRANSACTION DOCUMENT means this Agreement, the Guarantee Deed Poll, any Bill, any Guarantee or Lien in respect of any of the Secured Money or a document or agreement entered into or provided under or in connection with, or for the purpose of amending or novating, any of the above. It includes a written undertaking by or to a party or its lawyers under or in relation to any of the above.

                                                                          Page 9
--------------------------------------------------------------------------------

1.2   INTERPRETATION

      Headings are for convenience only and do not affect interpretation. The following rules apply unless the context requires otherwise.

      (a)   The singular includes the plural and the converse.

      (b)    A gender includes all genders.

      (c) Where a word or phrase is defined, its other grammatical forms have a corresponding meaning.

      (d) A reference to a person, corporation, trust, partnership, unincorporated body or other entity includes any of them.

      (e) A reference to a clause, annexure or schedule is a reference to a clause of, or annexure or schedule to, this Agreement.

      (f) A reference to a party to this Agreement or another agreement or document includes the party's successors and permitted substitutes or assigns.

      (g) A reference to legislation or to a provision of legislation includes a modification or re-enactment of it, a legislative provision substituted for it and a regulation or statutory instrument issued under it.

      (h) A reference to WRITING includes a facsimile transmission and any means of reproducing words in a tangible and permanently visible form.

      (i) A reference to CONDUCT includes an omission, statement or undertaking, whether or not in writing.

      (j) Mentioning anything after INCLUDE, INCLUDES or INCLUDING does not limit what else might be included.

      (k) A reference to DISCOUNTING a Bill includes selling it as agent for the Borrower.

      (l) A reference to an ASSET includes any real or personal, present or future, tangible or intangible property or asset (including intellectual property) and any right, interest, revenue or benefit in, under or derived from the property or asset.

      (m)   All references to TIME are to Sydney time.

      (n) A reference to an amount for which a person is CONTINGENTLY LIABLE includes an amount which that person may become actually or contingently liable to pay if a contingency occurs, whether or not that liability will actually arise.

1.3   OUTSTANDING BILLS

      A reference to an OUTSTANDING BILL is to a Bill which has been accepted or discounted under this Agreement for which the Borrower has not paid the face amount or provided cash cover under this Agreement. This applies whether or not that Bill has matured, been presented for payment or been paid on presentation by the relevant Participant.

                                                                         Page 10
--------------------------------------------------------------------------------

1.4   PRINCIPAL AMOUNT

      A reference to the PRINCIPAL AMOUNT of all or part of a Segment is to the sum of the face amount of the Bills comprising that Segment or part.

1.5   DOCUMENT OR AGREEMENT

      A reference to:

      (a) an AGREEMENT includes a Lien, Guarantee, undertaking, deed, agreement or legally enforceable arrangement whether or not in writing; and

      (b) a DOCUMENT includes an agreement (as so defined) in writing or a certificate, notice, instrument or document.

      A reference to a specific agreement or document includes it as amended, novated, supplemented or replaced from time to time, except to the extent prohibited by this Agreement.

1.6   DETERMINATION, STATEMENT AND CERTIFICATE

      Except where otherwise provided in this Agreement any determination, statement or certificate by the Agent or an Authorised Officer of the Agent provided for in this Agreement is sufficient evidence unless proven wrong.

1.7   CURRENT ACCOUNTING PRACTICE

      A reference to CURRENT ACCOUNTING PRACTICE is to accounting principles and practices applying by law or otherwise generally accepted in Australia, consistently applied.

1.8   FAILURE TO NOTIFY

      Unless otherwise provided in this Agreement, failure by the Agent to give notice of anything to the Borrower or a Participant will not affect the obligations of the Borrower in any way.

2.    PURPOSE

      The Borrower shall use the net proceeds of all accommodation provided under this Agreement:

      (a)    to refinance its existing indebtedness;

      (b) to provide liquidity support for the $1,000,000,000 promissory note and medium term note programme established for the Borrower under a dealership agreement dated on or about the date of this Agreement; and

      (c)    for its general corporate purposes,

      but for no other purpose.

                                                                         Page 11
--------------------------------------------------------------------------------

3.    COMMITMENT

3.1   COMMITMENTS

      (a) Subject to this Agreement each Participant agrees with the Borrower to accept and discount bills comprising its participation in each Segment.

      (b) A Participant is not obliged to make, accept or discount Bills if as a result the total face amount of its participation in all outstanding Segments of a Tranche would exceed its Commitment for that Tranche.

3.2   ALLOCATION AMONG PARTICIPANTS

      (a) Subject to this clause, the Participants shall participate in each Segment of a Tranche ratably according to their respective Commitments for that Tranche.

      (b) Subject to paragraph (d), the Borrower may request any Participant to provide more than its ratable share of any Segment of Tranche A. Without limitation, it may request any Participant to provide the whole of that Segment. The Participant may, but is not obliged, to do so.

      (c) If agreement is reached between the Borrower and a Participant under paragraph (b) they shall confirm it in writing and the Borrower shall promptly notify the Agent. A copy of that agreement must be attached to the Drawdown Notice for the Segment.

      (d) No Participant is obliged to participate in a Segment of Tranche A for an amount less than its ratable share determined in accordance with paragraph (a).

      (e) If a disproportionate drawing is made under paragraph (b) the Borrower will use its best endeavours to request further drawings so that the overall participation of each Participant in Tranche A accords with paragraph (a).

3.3   OBLIGATIONS SEVERAL

      The obligations and rights of each Participant under this Agreement are several and:

      (a) failure of a Participant to carry out its obligations will not relieve any other Participant of its obligations;

      (b) no Participant is responsible for the obligations of any other Participant or the Agent; and

      (c) subject to the provisions of the Transaction Documents each Participant may separately enforce its rights under any Transaction Document.

3.4   ENFORCEMENT THROUGH AGENT

      Each Participant acknowledges that the rights and remedies of the Participants under the Transaction Documents are also vested in the Agent, and a Participant may not:

                                                                         Page 12
--------------------------------------------------------------------------------

      (a) exercise those rights and remedies unless the Agent has failed to exercise those rights and remedies within a reasonable time after the Majority Participants have instructed it to do so; or

      (b) take any proceedings for the Liquidation of the Borrower, unless the Agent has given a notice under clause 17.2(a).

4.    CANCELLATION OF COMMITMENTS - REDUCTION OF PRINCIPAL
      OUTSTANDING

4.1   REPAYMENT DATES

      The Commitments for Tranche A and Tranche B will be cancelled automatically on the Repayment Date for the respective Tranches.

4.2   REDUCTION OF PRINCIPAL OUTSTANDING

      The Borrower shall reduce the Principal Outstanding to the extent necessary to ensure that it does not exceed at any time the sum of the Commitments.

4.3   VOLUNTARY EARLY CANCELLATION

      (a) Subject to this clause, the Borrower may cancel all or part of the Commitments, whether for Tranche A or Tranche B or both at the same time, by giving at least 30 days' notice to the Agent. That notice is irrevocable.

      (b) The relevant amount of the Commitments are cancelled automatically on expiry of that notice.

      (c) Partial cancellations must be in multiples of A$20,000,000 or any other amount approved by the Agent.

      (d) Cancellations affecting utilised Commitments under this clause may only be made on the last day of the Funding Period of Segments of a total principal amount equal to the cancelled utilised Commitments.

4.4   EXTENSION OF TRANCHE A REPAYMENT DATE

      (a) The Borrower may request an extension of the Repayment Date for Tranche A by a period of 364 days.

      (b) If the Borrower wishes to make a request under paragraph (a) it must give the Agent notice of that request not less than 30 days and not more than 60 days before the Repayment Date.

      (c)    If the Participants:

             (i) approve the requested extension, then the Repayment Date for Tranche A will be considered to have been extended by a period of 364 days; or

             (ii) do not approve the requested extension, then the Repayment Date for Tranche A will remain unchanged.

                                                                         Page 13
--------------------------------------------------------------------------------

      (d) The Borrower may make requests under paragraph (a) in relation to successive Repayment Dates but may not make more than one request in relation to any particular Repayment Date.

4.5   APPLICATION AGAINST COMMITMENTS

      Unless the Borrower specifies otherwise, cancellations under this clause will be applied first against undrawn Commitments and then against utilised Commitments.

4.6   ALLOCATION AMONG PARTICIPANTS
      Cancellations and reductions of Commitments and the Principal Outstanding under this clause in respect of a Tranche will be applied ratably among the Participants according to their applicable Commitments and participations in the Principal Outstanding.

4.7   NOTIFICATION

      The Agent shall notify each Participant promptly of any notice received by it under this clause and of the amount of that Participant's Commitment which is cancelled or reduced.

5.    DRAWDOWN NOTICES

5.1   WHEN NOTICE TO BE GIVEN

      (a) To make a drawing the Borrower shall give to the Agent an irrevocable Drawdown Notice substantially in the form of annexure A, complying with clause 3.2(c) (to the extent it applies) and specifying among other things whether the Segment belongs to Tranche A or Tranche B and the amount and Funding Period of each Segment.

      (b) Subject to clause 5.2, that Drawdown Notice must be received by the Agent by 10.30am 2 Business Days before the proposed Drawdown Date (which must be a Business Day).

5.2   FUNDS DRAWN ON SAME DAY BASIS

      (a) Subject to this Agreement, the Borrower may request any Segment of Tranche A on a SAME DAY BASIS. In that case the Drawdown Notice must specify that the Segment is drawn on that basis and must be received by the Agent by 2pm on the proposed Drawdown Date (which must be a Business Day).

      (b) The total principal amount of all outstanding Same Day Segments must not exceed at any time A$50,000,000.

5.3   NOTIFICATION OF PARTICIPANTS

      The Agent shall notify each Participant promptly of the contents of each Drawdown Notice and the amount of each Participant's Share of each Segment requested.

6.    PRINCIPAL AMOUNT OF SEGMENTS

                                                                         Page 14
--------------------------------------------------------------------------------

      The Borrower shall ensure that the principal amount of each Segment is a minimum of A$10,000,000 and a whole multiple of A$1,000,000 or the sum of the undrawn Commitments for the relevant Tranche, unless the Agent agrees otherwise.

7.    SELECTION OF FUNDING PERIODS

      (a) Subject to this clause, the Borrower may only select Funding Periods of 1, 2, 3 and 6 months.

      (b) The Borrower may select any other period which does not exceed 180 days agreed by the Agent.

      (c) Should a Funding Period end on a day which is not a Business Day, that Funding Period will be extended to the next Business Day in the same calendar month or, if none, the preceding Business Day.

      (d) If a Funding Period of a number of months starts on a date in a month and there is no corresponding date in the month in which it is to end, it will end on the last Business Day of the latter month.

      (e) No Funding Period may extend beyond the Repayment Date for the relevant Tranche. The Borrower shall select Funding Periods so as to ensure that the Repayment Date for a Tranche coincides with the last day of Funding Periods of all outstanding Segments of that Tranche.

      (f) If the Borrower fails to select Funding Periods complying with this clause the Agent may vary any Drawdown Notice to ensure compliance.

8.    PROCEDURE

8.1   PREPARATION OF BILLS

      If the Borrower requests a Segment, then:

      (a)   the Agent shall promptly notify the Participants; and

      (b) each Participant shall prepare the Bills comprising the Segment to be drawn on it (if any) and sign them on behalf of the Borrower as drawer.

8.2   REQUIREMENTS OF BILLS

      Bills prepared under this clause must comply with the following.

      (a) The total face amount of the Bills comprising a Segment must equal the principal amount requested in the relevant Drawdown Notice.

      (b)   Each Bill must:

             (i) to the extent practicable, have a face amount of A$500,000 or any other amount specified by the Agent;

                                                                         Page 15
--------------------------------------------------------------------------------

          (ii) be expressed to be drawn by the Borrower on a Participant so that the total face amount of the Bills drawn on each Participant will equal its Share (if any) of the principal amount of the relevant Segment;

          (iii) have the Participant on which the Bill is drawn named as payee; and

          (iv) mature on the last day of the relevant Funding Period requested in the relevant Drawdown Notice.

8.3   AUTHORITY OF PARTICIPANTS TO PREPARE BILLS

      The Borrower irrevocably and for value authorises each Participant to complete, perfect and deliver Bills under this clause. The Participants may act through their Authorised Officers.

8.4   RESTRICTION ON USE OF BILLS BY AGENT AND PARTICIPANTS

      Neither the Agent nor any Participant shall use or deal with any Bill delivered to it or prepared by it except in accordance with this clause.

8.5   NOTIFICATION OF BBR

      (a) By 2.30 pm on each Drawdown Date of a Same Day Segment each Participant who is required to participate in that Segment shall notify the Agent and the Borrower of BBR for that Participant's participation in that Segment.

      (b) By 11am on each Drawdown Date the Agent shall notify the Borrower and each Participant who is required to participate in the relevant Segment, of BBR for each Segment (other than a Same Day Segment) to be drawn or continued on that date.

      (c) Notification under this clause may be by telephone.

8.6   ACCEPTANCE AND DISCOUNT

      Subject to this Agreement, on each Drawdown Date each Participant shall:

      (a) accept the Bills drawn on it under this clause; and

      (b) discount or procure the discount of those Bills and pay to the Agent in immediately available funds by 12 noon an amount equal to the total face amount of those Bills less the sum of:

          (i) a discount amount in respect of those Bills which would result in a yield to maturity calculated at the applicable BBR for the relevant Funding Period;

          (ii) an acceptance fee equal to the applicable Margin on that Drawdown Date, calculated on a daily basis on the total face amount of those Bills from and including that Drawdown Date to their maturity date; and

          (iii) any applicable stamp duty or other Tax payable by the Agent or that Participant in respect of those Bills or in respect of any payment, receipt or crediting of an account contemplated by this clause (including financial institutions duty).

                                                                         Page 16
--------------------------------------------------------------------------------

      On receipt the Agent shall pay the proceeds to the account nominated by the Borrower in the relevant Drawdown Notice.

8.7   VARIATION OF PROCEDURES, SAME DAY SEGMENTS

      (a) After consultation with the Borrower and the Participants, by notice to them the Agent may vary any of the times by which anything is to be done under this and the next clause for the purpose of ensuring the effective operation of the procedures contemplated by those clauses.

      (b) In the case of any Same Day Segment anything which is to be done under this clause shall be done on the proposed Drawdown Date as soon as practicable after the Drawdown Notice is received.

9.    INDEMNITY AND CASH COVER

9.1   INDEMNITY

      The Borrower shall indemnify each Participant against all liabilities of that Participant as acceptor or endorser of Bills.

9.2   CASH COVER

      As between each Participant and the Borrower, the Borrower is primarily liable in respect of Bills accepted by that Participant. Accordingly:

      (a) the liability of the Borrower with respect to any Bill will not be taken to have been discharged because that Participant becomes the holder of that Bill before, on or after its maturity;

      (b) on the maturity date of the Bill the Borrower shall pay to the Agent for the account of that Participant an amount equal to the face amount of the Bill; and

      (c)   that payment will be made:

            (i) if, and to the extent that, by 12 noon on that date the Borrower has requested a Same Day Segment, by 2.30 pm on that date; or

            (ii)   otherwise by 12 noon on that date.

10.   ROLLOVER

10.1  NETTING OFF

      Where new Bills are to be drawn and accepted on the maturity date of old Bills, only the net amount as between the amounts payable on that date:

      (a)   by the Borrower under clause 9.2 for the account of a Participant;
            and

      (b) by that Participant for the account of the Borrower under clause 8.6,

                                                                         Page 17
--------------------------------------------------------------------------------

      need be paid.

10.2  OVERDRAFT IF NO ROLLOVER

      If:

      (a) as a result of a condition precedent in clause 14.2 not being satisfied or waived a Participant does not provide its participation in a new Segment requested by the Borrower on the maturity of Bills accepted by that Participant; and

      (b)   the Agent has not exercised its powers under clause 17.2(a),

      the Borrower will not be obliged to provide cash cover under clause 9.2 for the maturing Bills to the extent of the amount of cash cover that the Participant determines would have been provided out of the proceeds of its participation in the new Segment, had that condition precedent been satisfied. That amount will be taken to have been provided by the Participant as a loan:

      (c)   which is repayable:

            (i) when the relevant condition precedent is satisfied and the Borrower is able to draw a new Segment; or

            (ii) if earlier, when that Participant's Commitment is cancelled or reduced (to the extent necessary to ensure the Participant's participation in the Principal Outstanding does not exceed, in relation to any Tranche, its Commitment for that Tranche); and

      (d) on which the Borrower shall pay interest calendar monthly in arrears. The interest will accrue from day to day at a rate equal to the applicable Margin plus the Participant's overdraft rate for overdrafts to commercial customers from time to time.

11.   FEES

11.1  FACILITY FEE

      A facility fee accrues as follows:

      (a) for Tranche A, at 0.065% per annum on the daily amount of the Commitment of each Participant for Tranche A from the date of this Agreement; and

      (b) for Tranche B, at a rate which will vary depending on the long term debt rating of the Guarantor by Standard & Poors and Moody's Investors Service Pty Ltd, calculated on the daily amount of the Commitment of each Participant for Tranche B from the date of this Agreement. That rate will be the figure which corresponds to the relevant long term debt rating below:

            LONG TERM DEBT RATING               RATE
            S&P/MOODY'S

            A/A2                                0.070%
            A-/A3                               0.080%
            BBB+/Baa1                           0.100%

                                                                         Page 18
--------------------------------------------------------------------------------

            BBB/Baa2                            0.125%
            BBB-/Baa3                           0.175%
            BB+/Ba                              0.250%
            BB/Baa2 or lower                    0.300%

      Where the ratings of those agencies do not coincide, the rate corresponding to the higher of those ratings will apply.

      11.2  CALCULATION AND PAYMENT

      (a)   The facility fee is calculated on the actual number of days elapsed.

      (b) The Borrower shall pay the facility fee in advance on the fifteenth Business Day of each calendar quarter and on the date of this Agreement calculated on the relevant Commitment as at the date of payment. It is not refundable.

11.3  AGENCY FEE

      The Borrower shall pay to the Agent for its own account an agency fee in the amount and at the times specified in a letter from the Agent to the Borrower,countersigned by the Borrower, dated on or about the date of this Agreement.

12.   PAYMENTS

12.1  MANNER

      The Borrower shall make all payments under any Transaction Document:

      (a) by bank cheque delivered to the Agent at its address for service of notices or by transfer of immediately available funds to the account specified by the Agent from time to time, in either case, but subject to clause 9.2(c), by 12 noon on the due date; and

      (b) without set-off or counterclaim and without any deduction for any present or future Taxes.

12.2  PAYMENT TO BE MADE ON BUSINESS DAY

      If any payment is due on a day which is not a Business Day, the due date will be the next Business Day in the same calendar month or, if none, the preceding Business Day.

12.3  DISTRIBUTION BY AGENT

      Unless any Transaction Document expressly provides otherwise, the Agent shall promptly distribute amounts received under any Transaction Document for the account of the Participants ratably among them.

12.4  APPROPRIATION WHERE INSUFFICIENT MONEYS AVAILABLE

      The Agent may appropriate amounts it receives as between principal, interest and other amounts then payable as it sees fit. This appropriation will override any made by the Borrower or the Guarantor. The Agent may appropriate amounts first in payment of amounts payable to it by way of indemnity or reimbursement.

                                                                         Page 19
--------------------------------------------------------------------------------

12.5  UNANTICIPATED DEFAULT

      (a) (ASSUMPTION AS TO PAYMENT) The Agent may assume that a party (the PAYER) due to make a payment for the account of another party (the RECIPIENT) makes that payment when due unless the Payer notifies the Agent at least 1 Business Day before the due date that the Payer will not be making the payment.

      (b) (RELIANCE ON ASSUMPTION) In reliance on that assumption, the Agent may make available to the Recipient on the due date an amount equal to the assumed payment.

      (c) (RECOUPMENT) If the Payer does not in fact make the assumed payment, the Recipient shall repay the Agent the amount on demand. The Payer will remain liable to make the assumed payment, but until the Recipient does repay the amount, the Payer's liability will be to the Agent in the Agent's own right.

      (d) (INTEREST) If the Payer is the Borrower any interest on the amount of the assumed payment accruing before recovery will belong to the Agent. If the Payer is a Participant that Participant shall pay interest on the amount of the assumed payment at the rate determined by the Agent, in line with its usual practice, for advances of similar duration to financial institutions of the standing of the Participant.

12.6  ROUNDING

      In making any allocation or appropriation under any Transaction Document the Agent may round amounts to the nearest Australian dollar.

13.   CHANGES IN LAW

13.1  ADDITIONAL PAYMENTS

      Whenever any Indemnified Party determines that:

      (a) the effective cost to the Indemnified Party of making, funding or maintaining its participation in any Segment or its Commitment is increased in any way;

      (b) any amount paid or payable to the Indemnified Party or received or receivable by the Indemnified Party, or the effective return to the Indemnified Party or any of its holding companies, under or in respect of any Transaction Document is reduced in any way;

      (c) the return of the Indemnified Party or any of its holding companies on the capital which is or becomes directly or indirectly allocated by the Indemnified Party or the holding company to any Segment or its Commitment is reduced in any way; or

      (d) to the extent any relevant law, official directive or request relates to or affects its Commitment, any Segment or the Transaction Documents, the overall return on capital of the Indemnified Party or any of its holding companies is reduced in any way, as a result of any change in, any making of, or any change in the interpretation or application by any Government Agency of, any law, official directive or request, then:

                                                                         Page 20
--------------------------------------------------------------------------------

      (e) (when it has calculated the effect of the above and the amount to be charged to the Borrower under this clause) that Indemnified Party shall promptly notify the Borrower and provide reasonable details of the calculation; and

      (f) on demand from time to time the Borrower shall pay for the account of that Indemnified Party the amount certified by an Authorised Officer of the Indemnified Party to be necessary to compensate the Indemnified Party or the relevant holding company (as the case may be) for the increased cost or the reduction. If the amount to be charged to the Borrower exceeds A$1,000,000, the Borrower shall pay that amount within 5 days after demand.

            The Indemnified Party's right to demand compensation from the Borrower as contemplated by this clause is limited to a period of 60 days after the Indemnified Party becomes actually aware of any of the circumstances described in paragraphs (a) to (d) above.

      Without limiting the above in any way, this clause applies:

      (g) to any law, official directive or request with respect to Taxation (except Tax on overall net income) or reserve, liquidity, capital adequacy, special deposit or similar requirements;

      (h) to official directives or requests which do not have the force of law where it is the practice of responsible bankers or financial institutions in the country concerned to comply with them; and

      (i) where the increased cost or the reduction arises because the relevant Indemnified Party or any of its holding companies is restricted in its capacity to enter other transactions, or is required to make a payment, or forgoes or earns reduced interest or other return on any capital or on any sum calculated by reference in any way to the amount of any Segment, its Commitment or to any other sum paid or payable or received or receivable under any Transaction Document or allocates capital to any such sum.

      In this clause a SEGMENT includes any amount paid on maturity of a Bill and any loan taken to be made under clause 10.2.

13.2  MINIMISATION

      (a) (NO DEFENCE) If the relevant Indemnified Party and (if applicable) its holding company has acted in good faith it will not be a defence to any claim by the Indemnified Party under clause 13.1 that any cost, reduction or payment referred to in that clause could have been avoided.

      (b) (NEGOTIATION) At the request of the Borrower the Agent and any relevant Participant shall negotiate in good faith with the Borrower with a view to finding a way of minimising any cost, reduction or payment.

13.3  SURVIVAL OF OBLIGATIONS

      This clause survives the discharge of the Borrower's liabilities in relation to any relevant Segment and the termination of this Agreement.

                                                                         Page 21
--------------------------------------------------------------------------------

13.4  CANCELLATION ON INCREASED COSTS

      (a) Within 60 days after the Borrower receives a notice under clause 13.1(e) the Borrower may notify the relevant Participant through the Agent that it wishes to cancel that Participant's Commitment and reduce the Principal Outstanding accordingly.

      (b) The notification will be irrevocable. The undrawn Commitment of the Participant will be cancelled immediately. The utilised Commitments will be cancelled on the last day of the relevant Funding Period or Periods current when the notification is given.

14.   CONDITIONS PRECEDENT

14.1  CONDITIONS PRECEDENT TO FIRST DRAWDOWN NOTICE

      The right of the Borrower to give the first Drawdown Notice and the obligations of each Participant under this Agreement are subject to the condition precedent that the Agent receives all of the following in form and substance satisfactory to the Agent:

      (a) (VERIFICATION CERTIFICATE) a certificate in relation to the Borrower given by a director of the Borrower substantially in the form of annexure B with the attachments referred to and dated not earlier than 14 days before the first Drawdown Date;

      (b) (TRANSACTION DOCUMENTS) a duly executed counterpart of this Agreement and the Guarantee Deed Poll;

      (c) (US OPINION) an opinion of a suitably qualified in-house lawyer of the Guarantor in relation to the Guarantor and the Guarantee Deed Poll, substantially in the form initialled by the Agent on or before the date of this Agreement;

      (d) (BORROWER'S LAWYER'S OPINION) an opinion of Arthur Robinson & Hedderwicks in relation to the Borrower and this Agreement, substantially in the form initialled by the Agent on or before the date of this Agreement; and

      (e) (RATING) evidence of the Guarantor's long term debt rating by Standard & Poors and Moody's Investors Service Pty Ltd.

14.2  CONDITIONS PRECEDENT TO EACH SEGMENT

      The obligation of each Participant to make, accept and discount Bills comprised in each Segment is subject to the further conditions precedent that:

      (a) (REPRESENTATIONS TRUE) the representations and warranties by the Borrower and the Guarantor in the Transaction Documents are true as at the date of the relevant Drawdown Notice and the relevant Drawdown Date as though they had been made at that date in respect of the facts and circumstances then subsisting, except that the representation by the Borrower in clause 15.1(f) and the representation by the Guarantor in clause 6.1(a) of the Guarantee Deed Poll will not be deemed to be repeated at each Drawdown Date;

      (b) (NO DEFAULT) no Event of Default or Potential Event of Default subsists at the date of the relevant Drawdown Notice and the relevant Drawdown Date or will result from the acceptance or discount of the Bills; and

                                                                         Page 22
--------------------------------------------------------------------------------

      (c) (AUTHORISATION) all necessary Authorisations for the acceptance or discount of the Bills have been obtained.

15.   REPRESENTATIONS AND WARRANTIES

15.1  REPRESENTATIONS AND WARRANTIES

      The Borrower makes the following representations and warranties.

      (a) (STATUS) The Borrower and each Subsidiary of the Borrower is duly incorporated or organised and is validly existing as a corporation or other legal entity in the jurisdiction of its incorporation.

      (b) (POWER) The Borrower and each of its Subsidiaries has the corporate or other power and authority to own, lease and operate its properties and to conduct the business in which it is currently engaged. Each of them is duly qualified to transact business as a foreign corporation or other legal entity and is in good standing or otherwise appropriately qualified in each jurisdiction where its ownership, leasing or operation of property or the conduct of its business requires such qualification, except to the extent that any failure to be so qualified and in good standing would not be reasonably expected to have a Material Adverse Effect .

      (c) (COMPLIANCE) The Borrower and each of its Subsidiaries is in compliance with all applicable Requirements of Law except to the extent that failure to comply would not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

      (d) (CORPORATE AUTHORISATIONS) The Borrower has the corporate power and authority to make, deliver and perform the Transaction Documents to which it is expressed to be a party and to borrow under this Agreement and has taken all necessary corporate action to authorise the borrowings on the terms of this Agreement and to authorise the execution, delivery and performance of the Transaction Documents to which it is expressed to be a party. No consent or authorisation of, filing with, notice to or other act by or in respect of, any Government Agency or any other person is required to be obtained or made by or on behalf of the Borrower in connection with the borrowings under this Agreement or with the execution, delivery, performance, validity or enforceability of the Transaction Documents to which the Borrower is expressed to be a party. This Agreement and each other Transaction Document to which the Borrower is expressed to be a party has been duly executed and delivered on behalf of the Borrower.

      (e) (DOCUMENTS BINDING) This Agreement and each other Transaction Document to which the Borrower is expressed to be a party is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to any necessary stamping and registration and to applicable bankruptcy, insolvency, reorganisation, moratorium or similar laws affecting the enforcement of creditors' rights generally and to general equitable principles.

      (f)    (ACCOUNTS)

             (i) The Borrower's most recent consolidated audited Accounts give a true and fair view of the matters with which they deal.

                                                                         Page 23
--------------------------------------------------------------------------------

             (ii) There has been no subsequent change in its and its Subsidiaries' state of affairs since the date to which the Accounts relate which would reasonably be expected to have a Material Adverse Effect.

             (iii) Those Accounts comply with current accounting practice except to the extent disclosed in them, and with all applicable laws.

             (iv) No Relevant Company has executed a Guarantee for the purpose of obtaining an order under s313 of the Corporations Law or an equivalent provision or for the purpose of complying with any such order.

      (g) (NO LEGAL BAR) The execution, delivery and performance of the Transaction Documents by the Borrower, the borrowings under this Agreement and the use of their proceeds did not and will not:

              (i) violate any Requirement of Law or Contractual Obligation of the Borrower or any Subsidiary of the Borrower in any respect that would reasonably be expected to have a Material Adverse Effect; or

              (ii) result in, or require, the creation or imposition of any Lien on any of its or their respective assets or properties pursuant to any Requirement of Law or Contractual Obligation.

      (h) (NO MATERIAL LITIGATION) No litigation, arbitration, Tax claim, dispute or administrative or other proceeding is current or pending or, to its best knowledge, threatened, which would be reasonably expected to have a Material Adverse Effect.

      (i) (NO DEFAULT) Neither the Borrower nor any of its Subsidiaries is in default under any of its Contractual Obligations in any respect which would be reasonably expected to have a Material Adverse Effect. No Event of Default or Potential Event of Default has occurred and is continuing.

      (j) (TAXES) All Taxes payable by the Borrower or any Subsidiary of the Borrower (or for which they could be liable) have been paid, other than:

              (i)    those not yet delinquent;

              (ii) those which, if not paid, would not be reasonably expected to have a Material Adverse Effect; and

              (iii) those the amount or validity of which are currently being contested in good faith by appropriate proceedings diligently conducted and with respect to which reserves in conformity with current accounting practice have been provided on the books of the Borrower or the Subsidiary )as applicable).

      (k) (NO MISREPRESENTATION) All information provided by it to the Agent and the Participants is true in all material respects at the date of this Agreement or, if later, when provided. Neither that information nor its conduct and the conduct of anyone on its behalf in relation to the transactions contemplated by the Transaction Documents, was or is materially misleading, by omission or otherwise.

      (l)     (TITLE)

                                                                         Page 24
--------------------------------------------------------------------------------

              (i) The Borrower is the sole beneficial owner of all material assets included in its latest audited Accounts free of any other third party right or interest whatever other than as permitted by clause 16.1(j) .

              (ii) None of its or another Group Member's assets is subject to a Lien which is not permitted by clause 16.1(j).

      (m) (CORPORATE TREE) The Guarantor is the sole beneficial owner of all shares in the Borrower.

15.2  RELIANCE ON REPRESENTATIONS AND WARRANTIES

      The Borrower acknowledges that the Agent and the Participants have entered the Transaction Documents in reliance on the representations and warranties in this clause.

16.   UNDERTAKINGS

16.1  GENERAL UNDERTAKINGS

      The Borrower undertakes to each Indemnified Party as follows, except to the extent that the Agent acting on the instructions of the Majority Participants consents.

      (a) (FINANCIAL STATEMENTS) The Borrower will deliver to the Agent (with a copy for each Participant):

              (i) as soon as practicable (but in any event within 120 days) after the end of each fiscal year of the Borrower, a copy of the consolidated balance sheet of the Group as at the end of that year and the related consolidated statements of income and retained earnings and of cash flows for that year, setting out in each case in comparative form the figures for the previous year, reported on without a going concern or like qualification or exception, or qualification arising out of the scope of the audit, by independent chartered accountants of nationally recognised standing selected by the Borrower; and

              (ii) as soon as practicable (but in any event within 60 days) after the end of each of the first 3 quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Group as at the end of that quarter and the related unaudited consolidated statements of income and retained earnings and of cash flows for that quarter and for the portion of the fiscal year through to the end of that quarter, setting out in comparative form the figures for the previous year, certified by an Authorised Officer of the Borrower as being fairly stated in all material respects (subject to normal year-end audit adjustments).

              All those financial statements must be complete and correct in all material respects and must be prepared in reasonable detail and in accordance with current accounting practice applied consistently throughout the periods reflected in them and with prior periods (except as approved by the reporting accountants or Authorised Officer, as the case may be, and disclosed in them).

                                                                         Page 25
--------------------------------------------------------------------------------

      (b) (CERTIFICATES AND OTHER INFORMATION) The Borrower will deliver to the Agent (with a copy for each Participant):

             (i) concurrently with the delivery of the financial statements referred to in paragraphs (a)(i) and (ii), a certificate of an Authorised Officer of the Borrower which states that, to the best of that person's knowledge, during the period covered by those financial statements, the Borrower has observed or performed all its covenants and other agreements and satisfied every condition under this Agreement and the other Transaction Documents to which it is a party, and that the Authorised Officer has obtained no knowledge of any Event of Default or Potential Event of Default except as specified in the certificate;

             (ii) no later than 30 days after they are filed with the Securities and Exchange Commission or the Australian Securities Commission or any successor or analogous Government Agency, final copies of:

                    (A) all financial statements and material reports which the Borrower may make to those entities; and

                    (B) all filings made by the Guarantor or the Borrower with those entities with respect to the sale or creation of indebtedness of the Guarantor or the Borrower or with respect to any asset-backed receivables transaction entered into by the Borrower or any of its Subsidiaries (including registration statements, prospectuses, offering memoranda and amendments to them);

             (iii) promptly after their delivery (but in any event within 10 days), copies of the financial statements of the Guarantor delivered under section 10.1 of the Revolving Credit Agreement, except that copies need not be delivered to any Participant which has received copies under that section; and

             (iv) promptly, such additional financial and other information as any Participant through the Agent may from time to time reasonably request.

      (c) (PAYMENT OBLIGATIONS) The Borrower will pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature except if:

             (i) the amount or validity of the obligation is currently being contested in good faith by appropriate proceedings, and reserves in conformity with current accounting practice have been provided in the books of the Borrower; or

             (ii) failure to do so could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

      (d) (CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE) The Borrower will continue to engage in business of the same general type as now conducted by it and preserve, renew and keep in full force its corporate existence and take all reasonable action to maintain all Authorisations, rights, privileges and franchises necessary or desirable in the normal conduct of its business. It will comply with all its Contractual Obligations and

                                                                         Page 26
--------------------------------------------------------------------------------

             Requirements of Law except to the extent that failure to comply could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

      (e) (MAINTENANCE OF PROPERTY AND INSURANCE) The Borrower will keep all property useful and necessary in its business in good working order and condition. It will maintain with financially sound and reputable insurance companies insurance on all its property, for at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or similar business (including, in any event, public liability, product liability and business interruption insurance).

      (f) (INSPECTION OF PROPERTY, BOOKS) The Borrower will keep proper books of record and account in which full, true and correct entries, in conformity with current accounting practice and all Requirements of Law, will be made of all dealings and transactions in relation to its business and activities. It will allow representatives of the Agent to visit and inspect any of its property and examine any of its books and records at any reasonable time and with reasonable prior notice and it will allow them to discuss the business, operations, property and financial and other condition of the Group with its employees, officers and accountants.

      (g) (NOTICE) The Borrower will promptly (but in any event within 3 days, or in the case of sub-paragraph (ii), 10 days, or in the case of sub-paragraph (iv), 30 days, in each case after an Authorised Officer of the Borrower becomes aware of it) notify the Agent of:

             (i) the occurrence of any Event of Default or Potential Event of Default;

             (ii)   any:

                    (A) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries; or

                    (B) litigation, arbitration, Tax claim, dispute or administrative or other proceeding which may exist at any time between the Borrower or any of its Subsidiaries and a Government Agency,

                    which, in either case, if not cured or if adversely determined, as applicable, could have a Material Adverse Effect;

             (iii) any litigation, arbitration, Tax claim, dispute or administrative or other proceeding affecting the Borrower or any of its Subsidiaries (other than a claim for workers' compensation) in which the amount involved is equal to or greater than the Threshold Amount and is not covered by insurance or in which injunctive or similar relief is sought; and

             (iv) any development or event which has had or could reasonably be expected to have a Material Adverse Effect.

             Each notice under this clause must be accompanied by a statement of an Authorised Officer of the Borrower setting out details of the event referred to in it and stating any remedial action taken or proposed.

      (h)    (LIMITATION ON FUNDAMENTAL CHANGES)

                                                                         Page 27
--------------------------------------------------------------------------------

             (i) Subject to paragraph (ii), the Borrower will not enter into any merger, consolidation or amalgamation, transfer its jurisdiction of incorporation or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets.

             (ii) An entity may be merged or consolidated with or into the Borrower if the Borrower is the continuing or surviving corporation or the Indebtedness under this Agreement is assumed by the surviving corporation, and the Guarantee Deed Poll is terminated or amended, with the approval of all Participants.

      (i) (LIMITATION ON LINES OF BUSINESS) The Borrower will not enter into any business, either directly or through any Subsidiary, other than:

             (i) the financing of Receivables of Case Corporation Pty Limited, its Subsidiaries and their dealers and customers;

             (ii) other financial services related to the agricultural and construction business; and

             (iii) other business, provided that the business of the Group taken as a whole will be limited substantially to the businesses described in sub-paragraphs (i) and (ii) above.

      (j) (LIMITATION ON LIENS) The Borrower will not, and it will ensure that each of its Subsidiaries will not, create, incur, assume or suffer to exist any Lien on any of its property, assets or revenue, whether now owned or acquired later, which would cause the Guarantor to be in breach of any provision of the Guarantee Deed Poll.

      (k) (GUARANTEE DEED POLL) The Borrower will not do anything which may cause the Guarantor to breach the undertakings given by it in the Guarantee Deed Poll and it will do everything necessary on its part to ensure that the Guarantor is able duly to perform those undertakings.

16.2  TERM OF UNDERTAKINGS

      Each undertaking in this clause continues from the date of this Agreement until the Secured Money is fully and finally repaid.

17.   EVENTS OF DEFAULT

17.1  EVENTS OF DEFAULT

      Each of the following is an Event of Default (whether or not it is in the control of any Relevant Company).

      (a)    (OBLIGATIONS UNDER TRANSACTION DOCUMENTS) A Relevant Company fails:

             (i) to pay an amount payable by it under a Transaction Document within 5 Business Days of the amount becoming due; or

                                                                         PAGE 28
--------------------------------------------------------------------------------

             (ii) to comply with any of its other obligations under a Transaction Document and, if in the opinion of the Agent that failure can be remedied within 21 Business Days, does not remedy the failure within that period after notice in writing from the Agent.

      (b)    (CROSS DEFAULT)

             (i) Indebtedness of a Relevant Company totalling at least the Threshold Amount or its equivalent:

                    (A) is not paid when due (or within an applicable grace
                        period); or

                    (B) becomes due and payable or capable of being declared due and payable before its stated maturity or expiry;

             (ii) a facility or obligation granted or owed by a person to a Relevant Company to provide financial accommodation or to acquire or underwrite Indebtedness totalling at least the Threshold Amount or its equivalent is prematurely terminated, except where the Relevant Company exercises an optional right of termination in the absence of actual, likely or threatened default or an event of default or termination event, whatever called; or

             (iii) an event of default as defined in the Revolving Credit Agreement occurs and money owing under that agreement becomes due and payable before its stated maturity or expiry.

             For the purpose of this paragraph (b) the term INDEBTEDNESS does not include:

             (iv) Guarantee Obligations of any Subsidiary of the Borrower in respect of Indebtedness of an Affiliate of the Borrower if that Subsidiary owns no material assets other than equity interests in the Affiliate and the Affiliate is not a Subsidiary of the Borrower; and

             (v) net liabilities in respect of Interest Rate Agreements unless the holder or holders of that Indebtedness have required that a termination payment in respect of the Interest Rate Agreement be made.

      (c)    (ADMINISTRATION, WINDING UP, ARRANGEMENTS, INSOLVENCY ETC.)

             (i) An administrator of the Borrower, a Material Subsidiary or the Guarantor or another person who gives or creates a Guarantee or Lien which secures any Secured Money (each a RELATED COMPANY) is appointed.

             (ii) Except for the purpose of a solvent reconstruction or amalgamation previously approved by the Agent:

                    (A) an application or an order is made, proceedings are
                        commenced or a resolution is passed for:

                        (1) the winding up, dissolution or administration of a
                            Related Company; or

                                                                         PAGE 29
--------------------------------------------------------------------------------

                        (2) a Related Company entering into an arrangement,
                            compromise or composition with or assignment for the benefit of its creditors or a class of them,

                        other than an application or proceeding which is being contested in good faith and which is withdrawn or set aside within 21 days of first filing; or

                    (B) a Related Company ceases or suspends the conduct of all or a substantial part of its business or disposes of a substantial part of its assets.

             (iii)  A Related Company:

                    (A) is, or under legislation is presumed or taken to be,
                        insolvent (other than as the result of a failure to pay a debt or claim the subject of a good faith dispute); or

                    (B) stops or suspends payment of all or a class of its
                        debts.

      (d)    (ENFORCEMENT AGAINST ASSETS)

             (i) A Controller (as defined in the Corporations Law) or similar officer is appointed to all or any of the assets and undertaking of a Related Company and not removed (without another being appointed in its place) within 21 days.

             (ii) A distress, attachment or other execution is levied or enforced over all or any of the assets and undertaking of a Related Company and not withdrawn or discontinued within 21 days.

      (e) (ANALOGOUS PROCESS) Anything analogous to anything referred to in paragraphs (c) or (d), or which has substantially similar effect, occurs with respect to a Related Company under any overseas law or any law which commences or is amended after the date of this A greement.

      (f) (REDUCTION OF CAPITAL) Without the prior consent of the Agent (which will not be unreasonably withheld), the Borrower:

             (i) reduces its capital (including a purchase of its shares but excluding a redemption of redeemable shares);

             (ii) passes a resolution to reduce its capital or to authorise it to purchase its shares or a resolution under s188(2) or s205(10) of the Corporations Law or an equivalent provision; or

             (iii) applies to a court to sanction any such resolution or reduction.

      (g)    (VITIATION OF DOCUMENTS)

             (i) All or any material part of a Transaction Document is terminated or is or becomes void, illegal, invalid, unenforceable or of limited force and effect;

                                                                         Page 30
--------------------------------------------------------------------------------

             (ii) a party becomes entitled to terminate, rescind or avoid all or a material part of a Transaction Document; or

             (iii) a party other than the Agent or a Participant alleges or claims that an event described in sub-paragraph (i) has occurred or that it is entitled as described in sub-paragraph (ii).

      (h)    (CONTROL OF BORROWER OR GUARANTOR) Without the prior consent of the
             Agent:

             (i) the Borrower ceases to be a wholly owned subsidiary of the Guarantor; or

             (ii) the Guarantor ceases to be a wholly owned subsidiary of Case Corporation.

      (i) (SUPPORT AGREEMENT) An event described in paragraph (g) occurs in relation to the Support Agreement or the Support Agreement is amended in a material respect without the prior consent of the Agent.

17.2  CONSEQUENCES

      In addition to any other rights provided by law or any Transaction Document, at any time after an Event of Default (whether or not it is continuing) the Agent may and shall if the Majority Participants direct do all or any of the following:

      (a) by notice to the Borrower declare all sums actually or contingently owing under this Agreement immediately due and payable, and the Borrower shall immediately pay the total face amount of all outstanding Bills, any amount taken to be lent under clause 10.2 together with accrued interest and fees and all other sums;

      (b)    by notice to the Borrower cancel the Commitments;

      (c) at the cost of the Borrower, appoint a firm of independent accountants or other experts to review and report to the Agent and the Participants on the affairs, financial condition and business of any Relevant Company.

             The Borrower will co-operate fully with the review and ensure that all officers and employees of each Relevant Company do the same.

17.3  CASH COVER FOR BILLS

      (a)    This clause applies to:

             (i) any amount paid to the Agent for the account of a Participant under clause 17.2(a) in respect of the liability under any unmatured Bill or in respect of any other sum contingently owing; and

             (ii)   interest credited under this clause,

             (the outstanding balance of which from time to time is the CASH COVER AMOUNT).

                                                                         Page 31
--------------------------------------------------------------------------------

      (b)    (i)    The Participant shall apply the Cash Cover Amount in payment of any amount payable under any Bill when it becomes due and the obligation of the Borrower under clause 9.2 will be reduced accordingly.

             (ii) The Participant may at any time apply the Cash Cover Amount in or towards satisfaction of any sum at any time payable by the Borrower to the Participant under or in relation to any Transaction Document.

      (c) The Cash Cover Amount will accrue and be credited with interest at a rate and in a manner that the Participant determines would apply to deposits at call (or of any other term specified by the Participant) of a similar amount under its normal procedures.

      (d) The Cash Cover Amount is only repayable by the Participant to the extent that on any day it exceeds the amount of the Secured Money (including the total face amount of the outstanding Bills and all amounts which are then or may subsequently become contingently owing). The Participant will promptly pay the Borrower any excess on demand.

18.   INTEREST ON OVERDUE AMOUNTS

18.1  ACCRUAL

      Interest accrues on each unpaid amount which is due and payable by the Borrower under or in respect of any Transaction Document (including interest payable under this clause):

      (a) on a daily basis up to the date of actual payment from (and including) the due date or, in the case of an amount payable by way of reimbursement or indemnity, the date of disbursement or loss, if earlier;

      (b) both before and after judgment (as a separate and independent obligation); and

      (c) at the rate determined by the Agent to be the sum of 1.5% per annum plus the higher of:

             (i) the rate (if any) applicable to the unpaid amount immediately before the due date; and

             (ii) the Agent's benchmark lending rate in respect of loans of A$100,000 and over from time to time, plus the applicable Margin.

18.2  PAYMENT

      The Borrower shall pay interest accrued under this clause on demand by the Agent and on the last Business Day of each calendar month.

19.   INDEMNITY AND COSTS

19.1  INDEMNITY

      The Borrower shall indemnify each Indemnified Party against any loss, cost, charge, liability or expense (including legal costs on a full indemnity basis) the Indemnified Party (or any officer or employee of the Indemnified Party) may sustain or incur as a direct or indirect result of:

                                                                         Page 32
--------------------------------------------------------------------------------

      (a) the occurrence of any Event of Default or Potential Event of Default;

      (b) any actual or contemplated exercise, preservation or consideration of any right, power or remedy under any Transaction Document or any failure to exercise any right, power or remedy;

      (c) any statement in, conduct relying on or omission or alleged omission from any information memorandum or loan proposal prepared or authorised by it, or any claim in respect of any of the above;

      (d) a Segment requested in a Drawdown Notice not being provided for any reason (including failure to fulfil any condition precedent but excluding any default by the Indemnified Party which is claiming under this clause);

      (e) the Indemnified Party incurring any liability on or in relation to any Bill; or

      (f) the Indemnified Party or any Authorised Officer of the Indemnified Party acting on behalf of the Borrower under clause 8.3.

      Without limitation the indemnity will cover any amount determined by the relevant Participant to be incurred because of the liquidation or re-employment of deposits or other funds acquired or contracted for by the relevant Participant to fund or maintain any Segment or amount (including loss of margin) and because of the reversing or termination of any agreement or arrangement entered into by the relevant Participant to hedge, fix or limit its effective cost of funding or maintaining any Segment or amount.

19.2  COSTS

      The Borrower will pay the Agent's reasonable legal costs in relation to the preparation of the Transaction Documents and any amendments of, or consent or waiver under, them.

20.   CONTROL ACCOUNTS

      The accounts kept by the Agent constitute sufficient evidence, unless proven wrong, of the amount at any time due from the Borrower under this Agreement.

21.   STAMP DUTY

      Subject to clause 8.6(b)(iii), the Borrower will pay all stamp, transaction and other similar duties and charges in relation to the Transaction Documents and any transaction under them.

      This includes financial institutions duty and debits tax. The Borrower will also pay any fines and penalties unless they result from a failure by an Indemnified Party to lodge a document for stamping in sufficient time, having received from the Borrower the amount of stamp duty in good time.

22.   SET-OFF

      (a) If an Event of Default subsists each Indemnified Party may apply any credit balance in any currency (whether or not matured) in any account of the Borrower with any branch of that Indemnified Party towards satisfaction of any sum then due and payable by it to that Indemnified Party under or in relation to any Transaction Document. No Indemnified Party need make the application.

                                                                         Page 33
--------------------------------------------------------------------------------

      (b) An Indemnified Party may exchange currencies to make that application.

23.   NO WAIVERS

      No failure to exercise a power, and no delay in exercising a power, operates as a waiver. Waivers must be in writing.

24.   SEVERABILITY OF PROVISIONS

      Any provision of any Transaction Document which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of that Transaction Document nor affect the validity or enforceability of that provision in any other jurisdiction.

25.   SURVIVAL OF REPRESENTATIONS

      All representations and warranties in any Transaction Document survive the execution and delivery of the Transaction Documents and the provision of advances and accommodation.

26.   INDEMNITIES AND REIMBURSEMENT OBLIGATIONS

      Unless otherwise stated, each indemnity, reimbursement or similar obligation in any Transaction Document:

      (a)   is a continuing obligation;

      (b)   is a separate and independent obligation;

      (c)   is payable on demand; and

      (d)   survives termination or discharge of the relevant Transaction
            Document.

27.   MORATORIUM LEGISLATION

      To the full extent permitted by law all legislation which at any time directly or indirectly:

      (a) lessens, varies or affects in favour of the Borrower any obligation under a Transaction Document; or

      (b) delays, prevents or prejudicially affects the exercise by any Indemnified Party of any right, power or remedy conferred by any Transaction Document,

      is excluded from the Transaction Documents.

28.   CONSENTS AND OPINIONS

      Except where expressly stated any Indemnified Party may give or withhold, or give conditionally, approvals and consents, may be satisfied or unsatisfied, may form opinions, and may exercise rights, powers and remedies at its absolute discretion.

                                                                         Page 34
--------------------------------------------------------------------------------

29.   ASSIGNMENTS

29.1  ASSIGNMENT BY BORROWER

      The Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent acting on the instructions of all Participants.

29.2  ASSIGNMENT BY PARTICIPANTS

      A Participant may assign or transfer all or any of its rights or obligations under the Transaction Documents at any time if:

      (a)    any necessary prior Authorisation is obtained;

      (b) in the case of a transfer of obligations, the transfer is effected by a substitution in accordance with clause 29.3;

      (c) the transferee or assignee is a Related Entity of the Participant or the Borrower has given its prior consent, which:

             (i)    it shall not withhold unreasonably; and

             (ii) will be taken to have been given if no response is received within 15 days of the request for consent; and

      (d) the Commitment of any Participant will not, as a result of that assignment or transfer, be less than $10,000,000, or the Borrower has given its prior consent or has cancelled the Commitments to an extent such that satisfaction of this test is not practicable.

29.3  SUBSTITUTION CERTIFICATES

      (a) If a Participant wishes to substitute a new bank or financial institution for all or part of its participation under this Agreement, it and the substitute shall in the Australian Capital Territory or outside Australia execute and deliver to the Agent 4 counterparts of a certificate substantially in the form of annexure C.

      (b) On receipt of the certificate, if the Agent has received the registration fee referred to in the certificate and is satisfied that the substitution complies with clause 29.2, it shall promptly:

             (i)    notify the Borrower;

             (ii) countersign the counterparts on behalf of all other parties to this Agreement;

             (iii) enter the substitution in a register kept by it (which will be conclusive); and

             (iv) retain one counterpart and deliver the others to the retiring bank or financial institution, the substitute bank or financial institution and the Borrower.

      (c) When the certificate is countersigned by the Agent, the retiring bank or financial institution will be relieved of its obligations and the substitute bank or financial institution will be bound by the Transaction Documents, as stated in the certificate.

                                                                         Page 35
--------------------------------------------------------------------------------

      (d) Each other party to this Agreement irrevocably authorises the Agent to sign each certificate on its behalf.

      (e) Unless the Agent otherwise agrees, no substitution may be made while any Drawdown Notice is current.

29.4  DISCLOSURE

      A Participant may disclose to a proposed assignee, transferee or sub-participant information which relates to any Relevant Company or was furnished in connection with the Transaction Documents if it first obtains the consent of the Borrower (who shall not unreasonably withhold or delay that consent).

29.5  NO INCREASED COSTS

      Despite anything to the contrary in this Agreement, if a Participant assigns its rights under this Agreement, the Borrower will not be required to pay any net increase in the total amount of costs, Taxes, fees or charges which is a direct consequence of the assignment and of which the Participant or its assignee was aware or ought reasonably to have been aware on the date of the assignment. For this purpose only a substitution under clause 29.3 will be regarded as an assignment.

30.   RELATIONSHIP OF PARTICIPANTS TO AGENT

30.1  AUTHORITY

      (a) Subject to clause 30.15 each Participant irrevocably appoints the Agent to act as its agent under the Transaction Documents. The Agent has all powers expressly delegated to it by the Transaction Documents together with all other powers reasonably incidental to those powers.

      (b) The Agent has no duties or responsibilities except those expressly set out in the Transaction Documents.

30.2  INSTRUCTIONS; EXTENT OF DISCRETION

      (a) In the exercise of all its rights, powers and discretions under the Transaction Documents the Agent shall act in accordance with the instructions (if any) of the Majority Participants or (where so specified) of all Participants.

      (b) In the absence of those instructions, the Agent need not act but may act as it sees fit in the best interests of the Participants.

      (c) Any action taken by the Agent under the Transaction Documents binds all the Participants.

      (d) The Agent is not obliged to consult with the Participants before giving any consent, approval or agreement or making any determination under the Transaction Documents except where this Agreement expressly provides otherwise.

30.3  NO OBLIGATION TO INVESTIGATE AUTHORITY

                                                                         Page 36
--------------------------------------------------------------------------------

      (a) The Borrower need not enquire whether any instructions have been given to the Agent by all Participants or the Majority Participants or as to the terms of those instructions.

      (b) As between the Borrower on the one hand and the Agent and the Participants on the other, all action taken by the Agent under the Transaction Documents will be taken to be authorised.

30.4  AGENT NOT A FIDUCIARY

      The Agent will not be taken to owe any fiduciary duty to any Participant, any Relevant Company or any other person except as expressly provided in a Transaction Document.

30.5  EXONERATION

      Neither the Agent nor any of its directors, officers, employees, agents, attorneys, Related Entities or successors is responsible to the Participants for, or will be liable (whether in negligence or on any other ground whatever) in respect of:

      (a) any conduct relating to, contained in or relying on, any loan proposal or information memorandum, any Transaction Document or any document or agreement referred to in or received under any Transaction Document;

      (b) the value, validity, effectiveness, genuineness, enforceability or sufficiency of any loan proposal or information memorandum, any Transaction Document or any other document or agreement;

      (c)    any failure by any Relevant Company to perform its obligations; or

      (d) any action taken or omitted to be taken by it or them under any Transaction Document except in the case of its or their own wilful misconduct or gross negligence.

30.6  DELEGATION

      The Agent may employ agents and attorneys.

30.7  RELIANCE ON DOCUMENTS AND EXPERTS

      The Agent may rely on:

      (a) any document (including any facsimile transmission, telegram or telex) it believes is genuine and correct; and

      (b) advice and statements of lawyers, independent accountants and other experts selected by the Agent.

30.8  NOTICE OF TRANSFER

      The Agent may treat each Participant as the holder of the Participant's rights under the Transaction Documents until the Agent has received either a substitution certificate under this Agreement or a notice of assignment satisfactory to the Agent.

30.9  NOTICE OF DEFAULT

                                                                         Page 37
--------------------------------------------------------------------------------

      (a) The Agent will be taken not to have knowledge of the occurrence of an Event of Default or Potential Event of Default unless the Agent has received notice from a Participant or Relevant Company stating that an Event of Default or Potential Event of Default has occurred and describing it.

      (b) If the Agent receives notice or the officers of the Agent having day to day responsibility for the transaction become aware that an Event of Default has occurred, the Agent shall notify the Participants, subject to clause 30.14(c).

30.10 AGENT AS PARTICIPANT AND BANKER

      (a) The Agent in its capacity as a Participant has the same rights and powers under the Transaction Documents as any other Participant. It may exercise them as if it were not acting as the Agent.

      (b) The Agent may engage in any kind of business with any Relevant Company as if it were not the Agent. It may receive consideration for services in connection with any Transaction Document and otherwise without having to account to the Participants.

30.11 INDEMNITY TO AGENT

      (a) The Participants shall indemnify the Agent (to the extent not reimbursed by any Relevant Company under any Transaction Document) ratably in accordance with their respective Commitments against any loss, cost, liability, expense or damage the Agent may sustain or incur directly or indirectly under or in relation to the Transaction Documents.

      (b) No Participant is liable under this sub-clause for any of the above to the extent that they arise from the Agent's wilful misconduct or gross negligence.

      (c) The Borrower shall indemnify each Participant against any amount paid under paragraph (a). This does not limit its liability under any other provision.

30.12 INDEPENDENT INVESTIGATION OF CREDIT

      Each Participant confirms that it has made and will continue to make, independently and without reliance on the Agent or any other Participant:

      (a)    its own investigations into the affairs of the Relevant Companies;
             and

      (b) its own analyses and decisions whether to take or not take action under any Transaction Document.

30.13 NO MONITORING

      The Agent is not required to keep itself informed as to the compliance by any Relevant Company with any Transaction Document or any other document or agreement or to inspect any property or book of any Relevant Company.

30.14 INFORMATION

                                                                         Page 38
--------------------------------------------------------------------------------

      (a) The Agent shall promptly provide each Participant a copy of each notice, report and other document which is provided to the Agent in sufficient copies for the Participants under the Transaction Documents.

      (b) The Borrower authorises the Agent to provide any Participant with any information concerning any Relevant Company's affairs, financial condition or business which may otherwise come into the possession of the Agent. The Agent need not do so.

      (c) The Agent is not obliged to disclose any information relating to any Relevant Company if in the opinion of the Agent (on the basis of the advice of its legal advisers) disclosure would or might breach a law or a duty of secrecy or confidence.

30.15 REPLACEMENT OF AGENT

      (a) Subject to the appointment of a successor Agent as provided in this clause:

             (i) the Agent may resign at any time by giving not less than 30 days notice to the Participants and to the Borrower; and

             (ii) all the Participants (other than the Agent) together may remove the Agent from office by giving not less than 30 days notice to the Borrower and the Agent.

      (b) On notice of resignation or removal the Majority Participants have the right to appoint a successor Agent approved by the Borrower and who accepts the appointment.

      (c) If no successor Agent is appointed within 30 days after notice, the retiring Agent may on behalf of the Participants appoint a successor Agent approved by the Borrower and who accepts the appointment.

      (d) On its appointment the successor Agent will have all the rights, powers and obligations of the retiring Agent. The retiring Agent will be discharged from its rights, powers and obligations.

      (e) The retiring Agent shall execute and deliver all documents or agreements which are necessary or in its opinion desirable to transfer to the successor Agent each Lien and Guarantee held by the retiring Agent in relation to the Secured Money or to effect the appointment of the successor Agent.

      (f) After any retiring Agent's resignation or removal, this clause will continue in effect in respect of anything done or omitted to be done by it while it was acting as Agent.

      (g) The Borrower shall not unreasonably withhold its approval of any proposed successor Agent. It shall respond as soon as practicable to any request for approval.

      (h) The Borrower need not pay the cost of the appointment of a successor Agent under this clause.

30.16 AMENDMENT OF TRANSACTION DOCUMENTS

      Each Participant authorises the Agent to agree with the other parties to any Transaction Document to amend any Transaction Document if:

                                                                         Page 39
--------------------------------------------------------------------------------

      (a) the amendment will not increase the Commitments or other obligations of the Participants, change the dates or amounts of payment of any of the Secured Money or amend this sub-clause or any provision under which the agreement or instructions of all Participants or the Majority Participants are required; and

      (b)    (i)    the Agent is satisfied that the amendment is made to correct a manifest error or an error of a minor nature or that the amendment is of a formal or technical nature only; or

             (ii) the Majority Participants have, on request by the Agent, notified the Agent of their agreement to the amendment.

      Each Participant will be bound by any amendment so agreed to by the Agent as if it were party to the relevant amendment agreement.

31.   PROPORTIONATE SHARING

31.1  SHARING

      Whenever any Participant receives or recovers any money in respect of any sum due from a Relevant Company under a Transaction Document in any way (including by set- off) except through distribution by the Agent under this Agreement:

      (a)    the Participant shall immediately notify the Agent;

      (b) the Participant shall immediately pay that money to the Agent (unless the Agent directs otherwise);

      (c) the Agent shall treat the payment as if it were a payment by the Relevant Company on account of all sums then payable to the Indemnified Parties; and

      (d)    (i)    the payment or recovery will be taken to have been a payment for the account of the Agent and not to the Participant for its own account, and to that extent the liability of the Relevant Company to the Participant will not be reduced by the recovery or payment, other than to the extent of any distribution received by the Participant under paragraph
                    (c); and

             (ii) (without limiting sub-paragraph (i)) immediately on the Participant making or becoming liable to make a payment under paragraph (b), the Borrower shall indemnify the Participant on demand against the payment to the extent that (despite sub-paragraph (i)) its liability has been discharged by the recovery or payment.

      If the Participant is required to disgorge or unwind all or part of the relevant recovery or payment then the other Participants shall repay to the Agent for the account of the Participant the amount necessary to ensure that all the Participants share ratably in the amount of the recovery or payment retained. Paragraphs (c) and (d) above apply only to the retained amount.

31.2  REFUSAL TO JOIN IN ACTION

                                                                         Page 40
--------------------------------------------------------------------------------

      A Participant who does not accept an invitation to join an action against the Borrower or the Guarantor or does not share in the costs of the action (in each case having been given a reasonable opportunity to do so) is not entitled to share in any amount so recovered.

31.3  SHARING WHEN BILLS REPAID DIRECTLY

      Whenever:

      (a) a Bill is honoured by another party or cancelled or (except through payment) discharged; or

      (b) the Secured Money is reduced in any manner except through a payment under this Agreement,

      resulting in a greater reduction in the proportion by which a Participant's participation in the outstanding Bills or the Secured Money is reduced than that of the Participant whose participation is reduced by the smallest proportion (except as a result of any rounding or adjustment of amounts made by the Agent under this Agreement):

      (c)    the Participant shall promptly notify the Agent;

      (d) the Participant shall promptly pay to the Agent an amount equal to the amount of the excess (unless the Agent directs otherwise);

      (e) the Participant's participation in the outstanding Bills will be taken to be increased by an amount equal to the payment;

      (f) the Agent shall treat the payment as if it were a payment by the Borrower on account of the outstanding Bills; and

      (g) on the Participant making or becoming liable to make the payment under paragraph (d) the Borrower shall indemnify that Participant against that payment.

      If all or part of the relevant transaction which had that result is subsequently rescinded or must otherwise be restored, and as a result the Participant's Bill is called on, the Participants shall repay to the Agent for the account of the Participant the amount which is necessary to ensure that all the Participants' participations in the outstanding Bills have been reduced proportionately.

32.   AGENT DEALINGS

      Except where expressly provided otherwise:

      (a) all correspondence under or in relation to the Transaction Documents between a Participant on the one hand, and the Borrower on the other, will be addressed to the Agent; and

      (b) the Participants and the Borrower severally agree to deal with and through the Agent in accordance with this Agreement.

33.   NOTICES

                                                                         Page 41
--------------------------------------------------------------------------------

      All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this Agreement:

      (a)    must be in writing;

      (b)    must be signed by an Authorised Officer of the sender; and

      (c)    will be taken to be duly given or made:

             (i) (in the case of delivery in person or by post or facsimile transmission) when delivered, received or left at the address of the recipient shown in this Agreement or to any other address which it may have notified the sender; or

             (ii) (in the case of a telex) on receipt by the sender of the answerback code of the recipient at the end of transmission,

             but if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 4pm (local time), it will be taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in that place.

34.   AUTHORISED OFFICERS

      The Borrower irrevocably authorises each Indemnified Party to rely on a certificate by any person purporting to be its director or secretary as to the identity and signatures of its Authorised Officers. The Borrower warrants that those persons have been authorised to give notices and communications under or in connection with the Transaction Documents.

35.   GOVERNING LAW AND JURISDICTION

      This Agreement is governed by the laws of New South Wales. The Borrower submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.

36.   COUNTERPARTS

      This Agreement may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

37.   ACKNOWLEDGEMENT BY BORROWER

      The Borrower confirms that:

      (a) it has not entered into this Agreement in reliance on, or as a result of, any conduct of any kind of or on behalf of any Indemnified Party or any Related Entity of any Indemnified Party (including any advice, warranty, representation or undertaking); and

      (b) neither any Indemnified Party nor any Related Entity of any Indemnified Party is obliged to do anything (including disclose anything or give advice),

      except as expressly set out in the Transaction Documents.

                                                                         Page 42
--------------------------------------------------------------------------------

EXECUTED in Sydney.

Each attorney executing this Agreement states that he has no notice of revocation or suspension of his power of attorney.

                                                                         Page 43
--------------------------------------------------------------------------------

BORROWER



SIGNED on behalf of               )
CASE CREDIT AUSTRALIA             )
PTY LIMITED                       )
by its attorney                   )
in the presence of:               )     /s/Peter Hong (sgd)
                                        ----------------------------------------
                                        Signature

/s/Andrew Mohr (sgd)                       PETER HONG
----------------------------------      ---------------------------------------
Witness                                 Print name


   ANDREW MOHR
----------------------------------
Print name



AGENT



SIGNED on behalf of               )
NATIONAL AUSTRALIA BANK LIMITED   )
by its attorney                   )
in the presence of:               )     /s/M A Harvey (sgd)
                                        ----------------------------------------
                                        Signature

/s/M Baird (sgd)                           M A HARVEY
----------------------------------      ----------------------------------------
Witness                                 Print name


   MICHAEL BAIRD
----------------------------------
Print name

                                                                         Page 44
--------------------------------------------------------------------------------

PARTICIPANTS



SIGNED on behalf of               )
NATIONAL AUSTRALIA BANK LIMITED   )
by its attorney                   )
in the presence of:               )     /s/M A Harvey (sgd)
                                        ----------------------------------------
                                        Signature

/s/M Baird (sgd)                           M A HARVEY
----------------------------------      ----------------------------------------
Witness                                 Print name


   MICHAEL BAIRD
----------------------------------
Print name



SIGNED on behalf of               )
CREDIT SUISSE FIRST BOSTON        )
by its attorney                   )
in the presence of:               )     /s/M Tierney (sgd)
                                        ----------------------------------------
                                        Signature

/s/T Hazelwood (sgd)                       MICHAEL TIERNEY
----------------------------------      ----------------------------------------
Witness                                 Print name


   TRICIA HAZELWOOD
----------------------------------
Print name



SIGNED for and on behalf of       )
UBS AUSTRALIA LIMITED             )
by its authorised signatories     )
in the presence of:               )


/s/Colin Roden (sgd)                  /s/L Burger (sgd)
-----------------------------------   ------------------------------------------
Signature                             Signature

   COLIN RODEN                           LINDA BURGER
----------------------------------    ------------------------------------------
Print name                            Print name

First VP                                 VP
----------------------------------    ------------------------------------------
Office Held                           Office Held



SIGNED on behalf of               )

                                                                         Page 45
--------------------------------------------------------------------------------

ROYAL BANK OF CANADA              )
by its attorney                   )
in the presence of:               )   /s/J R Secker (sgd)
                                      ------------------------------------------
                                      Signature

/s/ P Squires (sgd)                      JOHN RICHMOND SECKER
----------------------------------    ------------------------------------------
Witness                               Print name


    PHILLIP E SQUIRES
----------------------------------
Print name



SIGNED on behalf of               )
STANDARD CHARTERED BANK           )
AUSTRALIA LIMITED                 )
by its attorney                   )
in the presence of:               )   /s/M Abell (sgd)
                                      ------------------------------------------
                                      Signature

/s/G D Smith (sgd)                       MARK ABELL
----------------------------------    ------------------------------------------
Witness                               Print name


   GLENN DOUGLAS SMITH
----------------------------------
Print name



SIGNED on behalf of               )
FUJI INTERNATIONAL FINANCE        )
(AUSTRALIA) LIMITED               )
by its attorney                   )
in the presence of:               )   /s/P Akers (sgd)
                                      ------------------------------------------
                                      Signature

/s/M Abell (sgd)                         PAUL AKERS
----------------------------------    ------------------------------------------
Witness                               Print name


   MARK ABELL
----------------------------------
Print name

                                                                         Page 46
--------------------------------------------------------------------------------

SIGNED on behalf of               )
THE FIRST NATIONAL BANK OF        )
CHICAGO by its authorised         )
signatories in the presence of:   )



/s/ Simes (sgd)                       /s/Paul Shinkfield (sgd)
----------------------------------    ------------------------------------------
Witness                               Signature


  ERICA SIMES                            PAUL SHINKFIELD
----------------------------------    ------------------------------------------
Print name                            Print name


                                         FIRST VICE PRESIDENT
__________________________________    ------------------------------------------
Office held                           Office held



SIGNED on behalf of               )
BA AUSTRALIA LIMITED              )
by its attorney                   )
in the presence of:               )   /s/A Cougle (sgd)
                                      ------------------------------------------
                                      Signature

/s/E Simes (sgd)                         ADAM COUGLE
----------------------------------    ------------------------------------------
Witness                               Print name


   ERICA SIMES
----------------------------------
Print name

                                                                         Page 47
--------------------------------------------------------------------------------

                                   SCHEDULE


                                 PARTICIPANTS

      1                             2                    3             4
LEAD MANAGERS                  ADDRESS FOR            TRANCHE A     TRANCHE B
CORRESPONDENCE                 COMMITMENT             COMMITMENT
                                                       (A)$          (A$)
National Australia Bank Ltd    Level 25,              42,500,000    127,500,000
(ACN 004 044 937)              255 George Street
                               SYDNEY NSW 2000

Credit Suisse First Boston     Level 14,
(ARBN 061 700 712)             101 Collins Street     12,500,000     37,500,000
                               MELBOURNE VIC 3000

UBS Australia Limited          Level 4,
(ACN 003 059 461)              7 Macquarie Place      12,500,000     37,500,000
                               SYDNEY NSW 2000

MANAGERS

Royal Bank of Canada           Level 7                 8,750,000     26,250,000
(ARBN 076 940 880)             Challis House
                               4 Martin Place
                               SYDNEY  NSW  2000

Standard Chartered Bank        Level 11                7,500,000     22,500,000
Australia Limited              345 George Street
(ACN 008 282 897)              SYDNEY  NSW  2000

Fuji International             Level 28                5,000,000     15,000,000
Finance (Australia)            Maritime Centre
Limited                        201 Kent Street
(ACN 002 977 111)              SYDNEY  NSW  2000

The First National Bank        Level 32                5,000,000     15,000,000
of Chicago                     60 Margaret Street
(ARBN 065 752 918)             SYDNEY  NSW  2000

BA Australia Limited           Level 18                6,250,000     18,750,000
(ACN 004 617 341)              135 King Street
                               SYDNEY  NSW  2000

                                                                         Page 48
--------------------------------------------------------------------------------

                                  ANNEXURE A

                                DRAWDOWN NOTICE

To:   [AGENT]

            CASE CREDIT AUSTRALIA PTY LTD - DRAWDOWN NOTICE NO. [*]

We refer to the Bill Facility Agreement dated [*] 1997 (the FACILITY AGREEMENT).

Under clause 5 of the Facility Agreement we give you irrevocable notice as follows:

(1) we wish to draw on [*] 19[*] (the DRAWDOWN DATE) [on a same day basis]; [NOTE:__DATE IS TO BE A BUSINESS DAY.]

(2)   the total principal amount to be drawn is [*];
      [NOTE:__AMOUNT TO COMPLY WITH THE LIMITS IN CLAUSE 3.]

(3)   particulars of each Segment are as follows:

      PRINCIPAL AMOUNT            FUNDING PERIOD                      TRANCHE



[NOTE:__AMOUNTS TO COMPLY WITH CLAUSE [6] AND LENGTH OF FUNDING PERIOD TO COMPLY WITH CLAUSE [7].]

(4) we request that the proceeds be remitted to account number [*] at [*]; [NOTE:__THE ACCOUNT(S) TO BE COMPLETED ONLY IF FUNDS NOT REQUIRED IN REPAYMENT OF ANY PREVIOUS SEGMENT(S).]

(5)   we represent and warrant on behalf of the Borrower that:

      (a) [(except as disclosed in paragraph (c)] the representations and warranties in the Facility Agreement are true as though they had been made at the date of this Drawdown Notice and the Drawdown Date specified above in respect of the facts and circumstances then subsisting, except that no representation is made by the Borrower under clause 15.1(f)(ii) of the Facility Agreement; [and]

      (b) [(except as disclosed in paragraph (c)] no Event of Default or Potential Event of Default is subsisting or will result from the drawing; [and]

      [(c)   details of the exceptions to paragraphs (a) and (b) are as follows:
             [*], and we [have taken/propose] the following remedial action [*][./; and]
      [NOTE:__INCLUSION OF A STATEMENT UNDER PARAGRAPH (B) SHALL NOT PREJUDICE THE CONDITIONS PRECEDENT IN THE AGREEMENT.]

(6) we request that each [relevant] Participant prepare, complete, sign and deliver the Bills to be comprised in [each/the] Segment on our behalf;

[(7) we attach a copy of the agreement related to this Drawdown Notice as required by clause 3.2 of the Facility Agreement.]

                                                                         Page 49
--------------------------------------------------------------------------------

Definitions in the Facility Agreement apply in this Drawdown Notice.


On behalf of CASE CREDIT AUSTRALIA PTY LIMITED


By:                        [Authorised Officer]


DATED                                    19[*]

                                                                         Page 50
--------------------------------------------------------------------------------

                                  ANNEXURE B

                           VERIFICATION CERTIFICATE

To: [AGENT] for itself and as Agent for the Participants under the Facility Agreement defined below, and its respective substitutes and assigns.


                                 [*] FACILITY

I [*] am a director of Case Credit Australia Pty Limited of [*] (the COMPANY).

I refer to the Bill Facility Agreement (the FACILITY AGREEMENT) dated [*] 1997 between the Company as Borrower, National Australia Bank Limited as Agent and the Participants named in it.

Definitions in the Facility Agreement apply in this Certificate.

I CERTIFY as follows.

1.    Attached to this Certificate are complete and up to date copies of:

      (a)    the memorandum and articles of association of the Company (marked
             A);

      (b) a duly registered power of attorney granted by the Company for the execution of each Transaction Document to which it is expressed to be a party (marked B). That power of attorney has not been revoked or suspended by the Company and remains in full force and effect; and

      (c) the Revolving Credit Agreement and the Support Agreement (marked C and D respectively).

2.    The following are signatures of the Authorised Officers of the Company.


      NAME                 POSITION            SIGNATURE

      *                    *                   ________________________________

      *                    *                   ________________________________

      *                    *                   ________________________________

                                                                         Page 51
--------------------------------------------------------------------------------

Signed: _______________________________
        Director


        _______________________________
        Print name


DATED                      1997

                                                                         Page 52
--------------------------------------------------------------------------------

                                  ANNEXURE C

                           SUBSTITUTION CERTIFICATE

                         for a Participation of A$[*]


relating to the Bill Facility Agreement (the FACILITY AGREEMENT) dated [*] 1997 between Case Credit Australia Pty Limited as Borrower, National Australia Bank Limited as Agent and the Participants named in that agreement between:

1.    [NAME] (the SUBSTITUTE PARTICIPANT);

2.    [NAME] (the RETIRING PARTICIPANT); and

3. [*] (the AGENT) for itself and on behalf of the other parties to the Facility Agreement.


IT IS AGREED as follows.

1.    DEFINITIONS

1.1 In this Certificate definitions in the Facility Agreement and the following definitions apply unless the context requires otherwise.

      SUBSTITUTED PARTICIPATION means the Commitment of the Retiring Participant [and the participation in the outstanding Bills drawn under that Commitment] [in respect of the following Segments:] [NOTE:__TO BE INSERTED IF ONLY PART OF PARTICIPATION IS BEING SUBSTITUTED.]

      DATE           FUNDING PERIOD            AMOUNT OF                 TRANCHE
                                               PARTICIPATION



      amounting to a principal amount of A$[*].

      SUBSTITUTION DATE means the date of countersignature of this Certificate by the Agent [or [*] whichever is the later]. [NOTE:__INSERT ANY OTHER DATE OR DATES AS APPROPRIATE.]

1.2   Clause 1.2 of the Facility Agreement applies to this Certificate.

2.    SUBSTITUTION

2.1   RELEASE OF RETIRING PARTICIPANT

      The Retiring Participant will cease to be entitled to and bound by its rights and obligations as a Participant under the Transaction Documents [relating to the Substituted Participation] [NOTE:__INSERT IF ONLY PART OF COMMITMENT ASSUMED] with effect from and including the

                                                                         Page 53
--------------------------------------------------------------------------------

      Substitution Date. It will remain entitled to and bound by rights and obligations which accrue up to the Substitution Date.

2.2   ASSUMPTION BY SUBSTITUTE PARTICIPANT

      With effect from and including the Substitution Date:

      (a) the Substitute Participant and each of the parties to the Facility Agreement will assume obligations towards each other and acquire rights against each other which are identical to the rights and obligations which cease under clause 2.1, except to the extent the obligations so assumed and rights so acquired relate to the identity of or location of the Substitute Participant and not to the identity of or location of the Retiring Participant; and

      (b) the Substitute Participant will be taken to be a party to the Facility Agreement as a Participant with a Commitment [and participation in the Principal Outstanding] equal to the Substituted Participation.

3.    INDEPENDENT ASSESSMENT BY SUBSTITUTE PARTICIPANT

      Without limiting the generality of clause 2 the Substitute Participant agrees as specified in clauses 30.5 (EXONERATION) and 30.12 (INDEPENDENT INVESTIGATION OF CREDIT) of the Facility Agreement. Those clauses apply (subject to any agreement to the contrary) as if references to the Agent included the Retiring Participant. This Certificate is a Transaction Document for the purposes of the Facility Agreement.

4.    PAYMENTS

      From and including the Substitution Date the Agent shall make all payments due under the Transaction Documents in relation to the Substituted Participation to the Substitute Participant. The Retiring Participant and the Substitute Participant will make directly between themselves those payments and adjustments which they agree with respect to accrued interest, fees, costs and other amounts attributable to the Substituted Participation before the Substitution Date.

5.    OUTSTANDING BILLS

      (a) For the purpose of the Facility Agreement the Substitute Participant will be taken to have accepted any outstanding Bills accepted by the Retiring Participant included in the Substituted Participation. The Substitute Participant shall indemnify unconditionally the Retiring Participant against any liability of the Retiring Participant as acceptor of the Bills.

      (b) The indemnity of the Borrower under clause 9 of the Facility Agreement extends to any liability of the Substitute Participant under this clause.

6.    WARRANTY

      The Retiring Participant and the Substitute Participant jointly and severally represent and warrant to the other parties that clause 29.2(c) and (d) of the Facility Agreement has been complied with in relation to the Substitute Participant.

7.    NOTICES

                                                                         Page 54
--------------------------------------------------------------------------------

      For the purpose of the Facility Agreement, the address for correspondence of the Substitute Participant is the address set out below.

8.    REGISTRATION FEE

      A registration fee of A$750 is payable to the Agent on delivery of this Certificate to the Agent.

9.    LAW

      This Certificate is governed by the laws of [*].


Signed by the authorised representatives of the parties in the Australian Capital Territory.


THE RETIRING PARTICIPANT

[NAME]



by: ________________________________



THE SUBSTITUTE PARTICIPANT

[NAME]


by: ________________________________


Address for correspondence:
[Telex No.]


Countersigned by an Authorised Officer of the Agent for itself and for the other parties to the Facility Agreement.


THE AGENT

[NAME]


by: ________________________________

                                                                  CONFORMED COPY
                                                                 NEW SOUTH WALES
                                                              STAMP DUTY PAID $2


                       CASE CREDIT AUSTRALIA PTY LIMITED

                                  (Borrower)




                      __________________________________

                            BILL FACILITY AGREEMENT

                      __________________________________




                       A$400,000,000 SYNDICATED FACILITY

                     GUARANTEED BY CASE CREDIT CORPORATION

                                - ARRANGED BY -
                        NATIONAL AUSTRALIA BANK LIMITED

________________________________________________________________________________

                       T A B L E   O F   C O N T E N T S

________________________________________________________________________________

1.   DEFINITIONS AND INTERPRETATION                                          1

     1.1  Definitions                                                        1
     1.2  Interpretation                                                     8
     1.3  Outstanding Bills                                                  9
     1.4  Principal amount                                                   9
     1.5  Document or agreement                                              9
     1.6  Determination, statement and certificate                           9
     1.7  Current accounting practice                                        9
     1.8  Failure to notify                                                  9

2.   PURPOSE                                                                10

3.   COMMITMENT                                                             10

     3.1  Commitments                                                       10
     3.2  Allocation among Participants                                     10
     3.3  Obligations several                                               10
     3.4  Enforcement through Agent                                         11

4.   CANCELLATION OF COMMITMENTS - REDUCTION OF PRINCIPAL                   11

     4.1  Repayment Dates                                                   11
     4.2  Reduction of Principal Outstanding                                11
     4.3  Voluntary early cancellation                                      11
     4.4  Extension of Tranche A Repayment Date                             11
     4.5  Application against Commitments                                   12
     4.6  Allocation among Participants                                     12
     4.7  Notification                                                      12

5.   DRAWDOWN NOTICES                                                       12

     5.1  When notice to be given                                           12
     5.2  Funds drawn on same day basis                                     12
     5.3  Notification of Participants                                      12

6.   PRINCIPAL AMOUNT OF SEGMENTS                                           12

7.   SELECTION OF FUNDING PERIODS                                           13

8.   PROCEDURE                                                              13

     8.1  Preparation of Bills                                              13
     8.2  Requirements of Bills                                             13
     8.3  Authority of Participants to prepare Bills                        14
     8.4  Restriction on use of Bills by Agent and Participants             14
     8.5  Notification of BBR                                               14
     8.6  Acceptance and discount                                           14
     8.7  Variation of procedures, Same Day Segments                        14

                                                                         Page ii
--------------------------------------------------------------------------------

9.  INDEMNITY AND CASH COVER                                                15

     9.1  Indemnity                                                         15
     9.2  Cash cover                                                        15

10.  ROLLOVER                                                               15

     10.1  Netting off                                                      15
     10.2  Overdraft if no rollover                                         15

11.  FEES                                                                   16

     11.1  Facility fee                                                     16
     11.2  Calculation and payment                                          16
     11.3  Agency fee                                                       16

12.  PAYMENTS                                                               17

     12.1  Manner                                                           17
     12.2  Payment to be made on Business Day                               17
     12.3  Distribution by Agent                                            17
     12.4  Appropriation where insufficient moneys available                17
     12.5  Unanticipated default                                            17
     12.6  Rounding                                                         17

13.  CHANGES IN LAW                                                         18

     13.1  Additional payments                                              18
     13.2  Minimisation                                                     19
     13.3  Survival of obligations                                          19
     13.4  Cancellation on increased costs                                  19

14.  CONDITIONS PRECEDENT                                                   19

     14.1  Conditions precedent to first Drawdown Notice                    19
     14.2  Conditions precedent to each Segment                             20

15.  REPRESENTATIONS AND WARRANTIES                                         20

     15.1  Representations and warranties                                   20
     15.2  Reliance on representations and warranties                       22

16.  UNDERTAKINGS                                                           22

     16.1  General undertakings                                             22
     16.2  Term of undertakings                                             25

17.  EVENTS OF DEFAULT                                                      26

     17.1  Events of Default                                                26
     17.2  Consequences                                                     28

                                                                        Page iii
--------------------------------------------------------------------------------

     17.3  Cash cover for Bills                                             28

18.  INTEREST ON OVERDUE AMOUNTS                                            29

     18.1  Accrual                                                          29
     18.2  Payment                                                          29

19.  INDEMNITY AND COSTS                                                    29

     19.1  Indemnity                                                        29
     19.2  Costs                                                            30

20.  CONTROL ACCOUNTS                                                       30

21.  STAMP DUTY                                                             30

22.  SET-OFF                                                                30

23.  NO WAIVERS                                                             31

24.  SEVERABILITY OF PROVISIONS                                             31

25.  SURVIVAL OF REPRESENTATIONS                                            31

26.  INDEMNITIES AND REIMBURSEMENT OBLIGATIONS                              31

27.  MORATORIUM LEGISLATION                                                 31

28.  CONSENTS AND OPINIONS                                                  31

29.  ASSIGNMENTS                                                            31

     29.1  Assignment by Borrower                                           31
     29.2  Assignment by Participants                                       32
     29.3  Substitution certificates                                        32
     29.4  Disclosure                                                       33
     29.5  No increased costs                                               33

30.  RELATIONSHIP OF PARTICIPANTS TO AGENT                                  33

     30.1  Authority                                                        33
     30.2  Instructions; extent of discretion                               33
     30.3  No obligation to investigate authority                           33
     30.4  Agent not a fiduciary                                            34
     30.5  Exoneration                                                      34
     30.6  Delegation                                                       34
     30.7  Reliance on documents and experts                                34
     30.8  Notice of transfer                                               34
     30.9  Notice of default                                                34
     30.10 Agent as Participant and banker                                  35
     30.11 Indemnity to Agent                                               35
     30.12 Independent investigation of credit                              35

                                                                         Page iv
--------------------------------------------------------------------------------

     30.13  No monitoring                                                   35
     30.14  Information                                                     35
     30.15  Replacement of Agent                                            36
     30.16  Amendment of Transaction Documents                              36

31.  PROPORTIONATE SHARING                                                  37

     31.1  Sharing                                                          37
     31.2  Refusal to join in action                                        37
     31.3  Sharing when Bills repaid directly                               37

32.  AGENT DEALINGS                                                         38

33.  NOTICES                                                                38

34.  AUTHORISED OFFICERS                                                    39

35.  GOVERNING LAW AND JURISDICTION                                         39

36.  COUNTERPARTS                                                           39

37.  ACKNOWLEDGEMENT BY BORROWER                                            39